    As filed with the Securities and Exchange Commission on October 14, 1997

                                                            File No. 33-73568
                                                                     811-7426
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No. __                    [ ]
   Post-Effective Amendment No. _9_                  [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. _17_                                [X]

               ITT HARTFORD AND ANNUITY LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT ONE
                        (Exact Name of Registrant)

               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                           (Name of Depositor)

                               P.O. BOX 2999
                          HARTFORD, CT  06104-2999
                (Address of Depositor's Principal Offices)

                              (860) 843-6731
           (Depositor's Telephone Number, Including Area Code)


                            LESLIE SOLER, ESQ.
                              HARTFORD LIFE
                               P.O. BOX 2999
                         HARTFORD, CT 06104-2999
                 (Name and Address of Agent for Service)

 It is proposed that this filing will become effective:

      ___ immediately upon filing pursuant to paragraph (b) of Rule 485
      _X_ on October 17, 1997 pursuant to paragraph (b) of Rule 485
      ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___ on October 17, 1997 pursuant to paragraph (a)(1) of Rule 485
      ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. THE RULE 24F-2 NOTICE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OR ABOUT FEBRUARY 28, 1997.

                            CROSS REFERENCE SHEET
                           PURSUANT TO RULE 495(a)

   N-4 Item No.                       Prospectus Heading
   ------------                       ------------------
   1.   Cover Page                    ITT Hartford Life and Annuity
                                      Insurance Company - Separate Account One

   2.   Definitions                   Glossary of Special Terms

   3.   Synopsis or Highlights        Introduction

   4.   Condensed Financial           Yield Information
        Information

   5.   General Description of        Hartford, Separate Account
        Registrant                    One, the Fixed Account, and the Funds

   6.   Deductions                    Charges Under the Contract

   7.   General Description of        The Contracts, Separate Account, the Fixed
        Annuity Contracts             Account, and Surrender Benefits

   8.   Annuity Period                Annuity Benefits

   9.   Death Benefit                 Death Benefits

   10.  Purchases and Contract Value  The Contract, Contracts Offered, Premium
                                      Payments and Initial Allocations and
                                      Contract Value

   11.  Redemptions                   Surrender Benefits

   12.  Taxes                         Federal Tax Considerations

   13.  Legal Proceedings             Legal Matters & Experts

   14.  Table of Contents of the      Table of Contents to Statement
        Statement of Additional       of Additional Information
        Information

   15.  Cover Page                    Part B; Statement of Additional
                                      Information

   N-4 Item No.                       Prospectus Heading
   ------------                       ------------------
   16.  Table of Contents             Table of Contents

   17.  General Information and
        History                       Introduction

   18.  Services                      None

   19.  Purchase of Securities        Distribution of Contracts
        being Offered

   20.  Underwriters                  Distribution of Contracts

   21.  Calculation of Performance    Calculation of Yield and Return
        Data

   22.  Annuity Payments              Annuity Benefits

   23.  Financial Statements          Financial Statements

   24.  Financial Statements and      Financial Statements and
        Exhibits                      Exhibits

   25.  Directors and Officers of     Directors and Officers of the
        the Depositor                 Depositor

   26.  Persons Controlled by or      Persons Controlled by or Under
        Under Common Control          Common Control with the
        with the Depositor or         Depositor or Registrant
        Registrant

   27.  Number of Contract Owners     Number of Contract Owners

   28.  Indemnification               Indemnification

   29.  Principal Underwriters        Principal Underwriters

   30.  Location of Accounts and      Location of Accounts and Records
        Records

   31.  Management Services           Management Services

   32.  Undertakings                  Undertakings

                                 THE DIRECTOR
                             SEPARATE ACCOUNT ONE
                    ITT HARTFORD LIFE AND ANNUITY INSURANCE
                                    COMPANY
                                 P.O. BOX 5085
                       HARTFORD, CONNECTICUT 06102-5085
                      TELEPHONE: 1-800-862-6668 (CONTRACT
                                    OWNERS)
[LOGO]            1-800-862-7155 (INVESTMENT REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes The Director, an individual and group tax deferred variable annuity contract designed for retirement planning purposes ("Contracts").

The Contracts are issued by ITT Hartford Life and Annuity Insurance Company ("Hartford"). On January 1, 1998, Hartford's name will change to Hartford Life and Annuity Insurance Company. Payments for the Contracts will be held in a series of ITT Hartford Life and Annuity Insurance
Company Separate Account One (the "Separate Account") or in the Fixed Account of Hartford. Allocations to and transfers to and from the Fixed Account are not permitted in certain states.

The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.


Advisers Fund Sub-Account                     --   shares of Hartford Advisers Fund, Inc. ("Advisers Fund")
Bond Fund Sub-Account                         --   shares of Hartford Bond Fund, Inc. ("Bond Fund")
Capital Appreciation Fund Sub-Account         --   shares of Hartford Capital Appreciation Fund, Inc.
                                                   ("Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          --   shares of Hartford Dividend and Growth Fund, Inc.
                                                   ("Dividend and Growth Fund")
Index Fund Sub-Account                        --   shares of Hartford Index Fund, Inc. ("Index Fund")
International Advisers Fund Sub-Account       --   shares of Hartford International Advisers Fund, Inc.
                                                   ("International Advisers Fund")
International Opportunities Fund Sub-Account  --   shares of Hartford International Opportunities Fund, Inc.
                                                   ("International Opportunities Fund")
MidCap Fund Sub-Account                       --   shares of Hartford MidCap Fund, Inc. ("MidCap Fund")
Money Market Fund Sub-Account                 --   shares of HVA Money Market Fund, Inc. ("Money Market
                                                   Fund")
Mortgage Securities Fund Sub-Account          --   shares of Hartford Mortgage Securities Fund, Inc.
                                                   ("Mortgage Securities Fund")
Small Company Fund Sub-Account                --   shares of Hartford Small Company Fund, Inc.
                                                   ("Small Company Fund")
Stock Fund Sub-Account                        --   shares of Hartford Stock Fund, Inc. ("Stock Fund")



This Prospectus sets forth the information concerning the Separate Account and the Fixed Account that investors should know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account and the Fixed Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to, or call ITT Hartford Life and Annuity Insurance Company, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 28 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.


--------------------------------------------------------------------------------

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY   OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS DATED: OCTOBER 17, 1997


STATEMENT OF ADDITIONAL INFORMATION DATED: OCTOBER 17, 1997

2                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    5
 ACCUMULATION UNIT VALUES..............................................    6
 INTRODUCTION..........................................................    7
 HARTFORD, SEPARATE ACCOUNT ONE, THE FIXED ACCOUNT AND THE FUNDS.......    7
   ITT Hartford Life and Annuity Insurance Company.....................    7
   Separate Account One................................................    8
   The Funds...........................................................    8
   The Fixed Account...................................................   10
   Performance Related Information.....................................   11
 THE CONTRACTS.........................................................   12
   Contracts Offered...................................................   12
   Premium Payments and Initial Allocations............................   12
   Contract Value......................................................   12
   Transfers Between the Sub-Accounts/Fixed Account....................   13
   Charges Under the Contract..........................................   13
   Waiver of Sales Charge..............................................   15
   Death Benefits......................................................   15
   Surrender Benefits..................................................   16
   Annuity Benefits....................................................   17
   Other Information...................................................   19
 FEDERAL TAX CONSIDERATIONS............................................   19
    A. General.........................................................   19
    B. Taxation of Hartford and the Separate Account...................   20
    C. Taxation of Annuities--General Provisions Affecting Purchasers
       other than Qualified Retirement Plans...........................   20
    D. Federal Income Tax Withholding..................................   23
    E. General Provisions Affecting Qualified Retirement Plans.........   23
    F. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   23
 MISCELLANEOUS.........................................................   23
   How Contracts Are Sold..............................................   23
   Legal Matters and Experts...........................................   23
   Additional Information..............................................   24
 APPENDIX I INFORMATION REGARDING TAX QUALIFIED PLANS..................   25
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.............   28

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                3
--------------------------------------------------------------------------------

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUAL WITHDRAWAL AMOUNT: The amount which can be withdrawn in any Contract Year prior to incurring surrender charges.

ANNUITANT: The person or Participant upon whose life the Contract is issued.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence. Under a group unallocated Contract, the date for each Participant is determined by the Contract Owner in accordance with the terms of the Plan.

ANNUITY UNIT: An accounting unit of measure used to calculate the value of Annuity payments.

BENEFICIARY: The person(s) who receive Contract Values in the event of the Annuitant's or Contract Owner's death under certain conditions. Under a group unallocated Contract, the person named by the Participant within the Plan documents/enrollment forms who is entitled to receive benefits in case of the death of the Participant.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person so designated by the Contract Owner, who upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT OWNER(S): The owner(s) of the Contract, trustee or other entity, sometimes herein referred to as "you".

CONTRACT VALUE: The aggregate value of any Sub-Account Accumulation Units held under the Contract plus the value of the Fixed Account.

CONTRACT YEAR: A period of 12 months commencing with the Contract Date or any anniversary thereof.

DEATH BENEFIT: The amount payable upon the death of a Contract Owner, Annuitant or Participant, in the case of group Contracts before annuity payments have commenced.

FIXED ACCOUNT: Part of the General Account of Hartford to which a Contract Owner may allocate all or a portion of his Premium Payment or Contract Value.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

FUNDS: The Funds described commencing on page 8 of this Prospectus and any additional Funds which may be made available from time to time.

GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford.

HOME OFFICE OF THE COMPANY: Currently located at 200 Hopmeadow Street, Simsbury, CT. All correspondence concerning this Contract should be sent to P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Services.

HARTFORD: ITT Hartford Life and Annuity Insurance Company.

MAXIMUM ANNIVERSARY VALUE: Value used in determining the death benefit. It is based on a series of calculations of Contract Values on Contract Anniversaries, premium payments and partial surrenders, as described on page 15.

NON-QUALIFIED CONTRACT: A Contract which is not part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code.

PARTICIPANT (FOR GROUP UNALLOCATED CONTRACTS ONLY): Any eligible employee of an employer/Contract Owner participating in the Plan.

PLAN: A voluntary plan of an employer or other person which qualifies for special tax treatment under the Code.

PREMIUM PAYMENT: The payment made to Hartford pursuant to the terms of the Contract.

PREMIUM TAX: A tax on premiums charged by a state or municipality on Premium Payments or Contract Values.

QUALIFIED CONTRACT: A Contract which is a part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code, such as an employer-sponsored Section401(k) plan or an Individual Retirement Annuity (IRA).

SEPARATE ACCOUNT: The Hartford separate account entitled "ITT Hartford Life and Annuity Insurance Company Separate Account One".

SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.

TERMINATION VALUE: The Contract Value upon termination of the Contract prior to the Annuity Commencement Date, less any applicable Premium Taxes, the Annual Maintenance Fee and any applicable contingent deferred sales charges.

UNALLOCATED CONTRACTS: Contracts issued to employers, or other entity, as Contract Owner under which no allocation

4                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

of Contract Values is made for a specific Participant. The Plans will be responsible for the individual allocations.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                5
--------------------------------------------------------------------------------

                                   FEE TABLE
                                    SUMMARY

                        Contract Owner Transaction Expenses
                               (All Sub-Accounts)

 Sales Load Imposed on Purchases (as a percentage of premium
    payments)......................................................    None
 Exchange Fee......................................................  $    0
 Deferred Sales Load (as a percentage of amounts withdrawn)
     First Year (1)................................................       6%
     Second Year...................................................       6%
     Third Year....................................................       5%
     Fourth Year...................................................       5%
     Fifth Year....................................................       4%
     Sixth Year....................................................       3%
     Seventh Year..................................................       2%
     Eighth Year...................................................       0%
 Annual Contract Fee (2)...........................................  $   30
 Annual Expenses-Separate Account (as percentage of average account value)
     Mortality and Expense Risk....................................   1.250%

                         Annual Fund Operating Expenses
                        (as a percentage of net assets)


                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Hartford Bond Fund..............................   0.490%     0.030%     0.520%
 Hartford Stock Fund.............................   0.441%     0.016%     0.457%
 HVA Money Market Fund...........................   0.423%     0.021%     0.444%
 Hartford Advisers Fund..........................   0.615%     0.017%     0.632%
 Hartford Capital Appreciation Fund..............   0.629%     0.017%     0.646%
 Hartford Mortgage Securities Fund...............   0.424%     0.029%     0.453%
 Hartford Index Fund.............................   0.374%     0.019%     0.393%
 Hartford International Opportunities Fund.......   0.691%     0.095%     0.786%
 Hartford Dividend & Growth Fund.................   0.709%     0.017%     0.726%
 Hartford International Advisers Fund............   0.746%     0.214%     0.960%
 Hartford MidCap Fund (3)........................   0.520%     0.150%     0.670%
 Hartford Small Company Fund.....................   0.750%     0.040%     0.790%


------------------------------

(1) Length of time from premium payment.
(2) The Annual Contract Fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees has been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. The Policy Fee is deducted only when the accumulated value is less than $50,000. In the Example, the Annual Contract Fee is approximated as a 0.06% annual asset charge based on the experience of the Contracts.

(3) Hartford MidCap Fund is a new Fund: Operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the MidCap Fund until the assets of the Fund (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) first reach $20 million. Absent this waiver, the investment advisory fee would be 0.575% annually and total fund operating expense ratio would be 0.900% (annualized).


EXAMPLE


                               If you surrender your Contract    If you annuitize your Contract    If you do not surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period, you would pay the    time period, you would pay the    following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on assets:

 SUB-ACCOUNT                   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------
 Hartford Bond Fund...........  $ 79   $ 108   $ 140    $ 216     $ 18   $  57   $  99    $ 215     $ 19   $  58   $ 100    $ 216
 Hartford Stock Fund..........    78     106     137      209       17      55      96      209       18      56      97      209
 HVA Money Market Fund........    78     106     136      208       17      55      95      207       18      56      96      208
 Hartford Advisers Fund.......    80     112     146      228       19      61     105      227       20      62     106      228
 Hartford Capital Appreciation
   Fund.......................    80     112     146      230       19      61     106      229       20      62     106      230
 Hartford Mortgage Securities
   Fund.......................    78     106     136      209       17      55      96      208       18      56      96      209
 Hartford Index Fund..........    77     104     133      202       17      53      92      202       17      54      93      202
 Hartford International
   Opportunities Fund.........    81     116     154      245       21      66     113      244       21      66     114      245
 Hartford Dividend & Growth
   Fund.......................    81     114     151      238       20      64     110      237       21      64     111      238
 Hartford International
   Advisers Fund..............    83     122     163      263       23      71     122      262       23      72     123      263
 Hartford MidCap Fund.........    80     113     N/A      N/A       19      62     N/A      N/A       20      63     N/A      N/A
 Hartford Small Company
   Fund.......................    81     116     N/A      N/A       21      66     N/A      N/A       21      66     N/A      N/A


    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

6                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)


    The following information, insofar as it relates to the period ended December 31, 1996, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this Prospectus. No information is included for the MidCap Fund Sub-Account because as of December 31, 1996, the Sub-Account had not commerced operations.


                                                                    YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             1996     1995        1994        1993
                                                            -------  -------     -------     -------
BOND FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.880   $1.607      $1.694      $1.556(a)
Accumulation unit value at end of period..................   $1.922   $1.880      $1.607      $1.694
Number accumulation units outstanding at end of period (in
 thousands)...............................................   76,247   48,354      33,950      23,803
STOCK FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $2.887   $2.180      $2.250      $1.993(a)
Accumulation unit value at end of period..................   $3.547   $2.887      $2.180      $2.250
Number accumulation units outstanding at end of period (in
 thousands)...............................................  317,416  186,727     110,928      60,431
MONEY MARKET FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.528   $1.462      $1.424      $1.401(a)
Accumulation unit value at end of period..................   $1.587   $1.528      $1.462      $1.424
Number accumulation units outstanding at end of period (in
 thousands)...............................................  110,350   66,468      30,871      14,881
ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $2.523   $1.991      $2.072      $1.870(a)
Accumulation unit value at end of period..................   $2.905   $2.523      $1.991      $2.072
Number accumulation units outstanding at end of period (in
 thousands)...............................................  784,326  645,105     414,318     244,980
CAPITAL APPRECIATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $3.364   $2.615      $2.583      $2.165(a)
Accumulation unit value at end of period..................   $4.010   $3.364      $2.615      $2.583
Number accumulation units outstanding at end of period (in
 thousands)...............................................  353,466  216,591     116,535      58,645
MORTGAGE SECURITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.878   $1.637      $1.685      $1.604(a)
Accumulation unit value at end of period..................   $1.949   $1.878      $1.637      $1.685
Number accumulation units outstanding at end of period (in
 thousands)...............................................   38,304   31,288      20,674      28,380
INDEX FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $2.359   $1.750      $1.755      $1.629(a)
Accumulation unit value at end of period..................   $2.845   $2.359      $1.750      $1.755
Number accumulation units outstanding at end of period (in
 thousands)...............................................   77,074   32,779      12,030       7,491
INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.329   $1.181      $1.220      $0.924(a)
Accumulation unit value at end of period..................   $1.482   $1.329      $1.181      $1.220
Number accumulation units outstanding at end of period (in
 thousands)...............................................  326,954  222,606     175,763      66,084
DIVIDEND & GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.359   $1.009      $1.000(b)
Accumulation unit value at end of period..................   $1.650   $1.359      $1.009
Number accumulation units outstanding at end of period (in
 thousands)...............................................  301,767  101,085      21,973
INTERNATIONAL ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.146   $1.000(c)
Accumulation unit value at end of period..................   $1.266   $1.146
Number accumulation units outstanding at end of period (in
 thousands)...............................................   56,743   10,717
SMALL COMPANY FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.000(d)
Accumulation unit value at end of period..................   $1.066
Number accumulation units outstanding at end of period (in
 thousands)...............................................   24,397

(a) Inception date May 1, 1993.

(b) Inception date March 8, 1994.

(c) Inception date March 1, 1995.

(d) Inception date August 9, 1996.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                7
--------------------------------------------------------------------------------

                                  INTRODUCTION


    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing an individual or group tax deferred Variable Annuity Contract offered by ITT Hartford Life and Annuity Insurance Company ("Hartford") in the Fixed Account and/or a series of Separate Account One. (See "ITT Hartford Life and Annuity Insurance Company," page 7; "The Contracts," page 12; and "The Separate Account," page 8.) Please read the Glossary of Special Terms on pages 3 and 4 prior to reading this Prospectus to familiarize yourself with the terms being used.



    The Contracts are available for purchase by individuals and groups on both a non-qualified and qualified basis. The maximum issue age for the Contract is 85 years old. (See "The Contracts," page 12.) Generally, the minimum initial Premium Payment is $1,000. Thereafter, the minimum payment is $500. There is no deduction for sales expenses from Premium Payments when made. A deduction will be made for state Premium Taxes for Contracts sold in certain states. (See "Charges Under the Contract," page 13.)


    Generally, the Contracts are purchased by completing and submitting an application or an order to purchase, along with the initial Premium Payment, to Hartford for its approval. Generally, a Contract Owner may exercise his right to cancel the Contract within ten days of delivery of the Contract by returning the Contract to Hartford at its Home Office. If the Contract Owner exercises his right to cancel, Hartford will return either the Contract Value or the original Premium Payments to the Contract Owner. The duration of the right to cancel period and Hartford's obligation to either return the Contract Value or the original Premium Payment will depend on state law.


    The investment options for the contracts are the Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford MidCap Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc. and such other funds as shall be offered from time to time (the "Funds"), and the Fixed Account. (See "The Funds," page 8, and "The Fixed Account," page 10.) With certain limitations, Contract Owners may allocate their Premium Payments and Contract Values to one or a combination of these investment options and transfer among the investment options. (See "Transfers Between Sub-Accounts/Fixed Account," page 13.)


    An Annual Maintenance Fee in the amount of $30.00 is deducted from Contract Values each Contract Year (not applicable to Contracts with Account Values of $50,000 or more or under other circumstances at the sole discretion of Hartford) and there is a 1.25% per annum mortality and expense risk charge applied against all Contract Values held in the Separate Account. (See "Charges Under the Contract," page 13). Finally, the Funds are subject to certain fees, charges and expenses (see the Funds' prospectus accompanying this Prospectus).

    The Contracts may be surrendered, or portions of the value of the Contracts may be withdrawn, at any time prior to the Annuity Commencement Date. (See "Surrender Benefits," page 16). However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. Contingent deferred sales charges will not be assessed in certain instances, including withdrawals up to the annual withdrawal amount and the payment of Death Benefits. (See "Charges Under the Contract," page 13.)

    The Contract provides for a minimum death benefit in the event of the death of the Annuitant or Contract Owner before Annuity payments have commenced (see "Death Benefits," page 15). Various annuity options are available under the Contract for election by the Contract Owner on either a fixed or variable basis. In the absence of an annuity option election, the Contract Value (less applicable Premium Taxes) will be applied on the Annuity Commencement Date to provide a life annuity with 120 monthly payments certain (see "Annuity Benefits," page 17).

    The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Hartford and its principal underwriter to sell the Contract.

                           HARTFORD, SEPARATE ACCOUNT
                             ONE, THE FIXED ACCOUNT
                                 AND THE FUNDS
                         ITT HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY

    ITT Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States,

8                                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


except New York, and the District of Columbia. On January 1, 1998, Hartford's name will change to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.



                                HARTFORD RATING



                          EFFECTIVE
                           DATE OF
     RATING AGENCY          RATING      RATING         BASIS OF RATING
------------------------  ----------  -----------  ------------------------
A.M. Best and Company,
 Inc....................      9/9/97          A+   Financial soundness and
                                                    operating performance
Standard & Poor's.......      7/2/97          AA   Claims paying ability
Duff & Phelps...........     2/24/97         AA+   Claims paying ability


                              SEPARATE ACCOUNT ONE

    The Separate Account was established on May 20, 1991. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Hartford under a safekeeping arrangement. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law.

    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Commission.

    Net Premium Payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

    Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Hartford.

    Hartford does not guarantee the investment results of the Separate Accounts or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.

                                   THE FUNDS

    All of the Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.


    Wellington Management Company, LLP serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund and Hartford Stock Fund.


    In addition, HL Advisors has entered into an investment services agreement with The Hartford Investment Management Company, Inc. ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and HVA Money Market Fund.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                9
--------------------------------------------------------------------------------

other aspects of their operation is contained in the accompanying Funds' prospectus, which should be read in conjunction with this Prospectus before investing, and in the Funds' Statement of Additional Information which may be ordered from Hartford. The Funds may not be available in all states.

    Depending on where you purchase the Contract, other investment options may be available.

    The investment objectives of each of the Funds are as follows:

HARTFORD ADVISERS FUND, INC.

    Seeks maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.

HARTFORD BOND FUND, INC.

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

HARTFORD CAPITAL APPRECIATION FUND, INC.

    Seeks growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

HARTFORD DIVIDEND AND GROWTH FUND, INC.

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.

HARTFORD INDEX FUND, INC.

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

HARTFORD INTERNATIONAL ADVISERS FUND, INC.


    Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.


HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

    Seeks long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.


HARTFORD MIDCAP FUND, INC.



    Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.


HARTFORD MORTGAGE SECURITIES FUND, INC.

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

HARTFORD SMALL COMPANY FUND, INC.

    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

HARTFORD STOCK FUND, INC.

    Seeks long-term capital growth primarily through capital appreciation, with income as a secondary consideration, by investing primarily in equity securities.

HVA MONEY MARKET FUND, INC.

    Seeks maximum current income consistent with liquidity and preservation of capital.

    VOTING RIGHTS -- Hartford is the legal owner of all Fund shares held in the Separate Account. As the owner, Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:

1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and

2. Vote shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.

    If any federal securities laws or regulations, or their present interpretation change to permit Hartford to vote Fund shares in its own right,

Hartford may elect to do so.

*"STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE HARTFORD INDEX FUND ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

10                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    Hartford will send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.

    In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

    The Funds are available only to serve as the underlying investment for variable annuity and variable life insurance Contracts issued by Hartford. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policyowners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds.

                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.


    Currently, Hartford guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, Hartford reserves the right to change the rate according to state insurance law. Hartford may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that Hartford may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Hartford's investments, regulatory and tax requirements and competitive factors.



    ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF HARTFORD. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.



    From time to time, Hartford may credit increased interest rates to Contract Owners under certain programs established at the discretion of Hartford. Effective August 6, 1997, Contract Owners may enroll in a special preauthorized transfer program known as Hartford's Dollar Cost Averaging Bonus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program and preauthorize between 3 and 12 monthly transfers to any of the Sub-Accounts. Contract Owners enrolled in the Program will receive an increased interest rate guaranteed for a 12 month period.



    The preauthorized transfers will begin on or about 15 days following receipt of an initial Program Premium Payment. That Premium Payment plus any subsequent Premium Payments and any accrued interest will be completely transferred into Sub-Accounts within twelve months of receipt of the initial Program Premium Payment. This will be accomplished by equal monthly transfers for the

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               11
--------------------------------------------------------------------------------


period selected, and a final transfer of the entire amount remaining in the Program.



    Any subsequent Premium Payments received by Hartford within the period selected for transfer will be allocated to the Sub-Accounts over the remainder of the transfer period. If, while the Program is still in effect but the transfer period has expired, a subsequent Premium Payment of $5,000 is received by Hartford, a new Program cycle will be initiated. Unless instructed otherwise, Hartford will allocate the Premium Payment in the same number of transfers and into the same Sub-Accounts as the previous election. If, while the Program is still in effect but the transfer period has expired, a subsequent Premium Payment of less than $5,000 is received by Hartford, the entire amount will be credited with the non-Program interest rate then in effect for the Fixed Account.



    If complete Program enrollment instructions are not received by Hartford within 15 days of receipt of the initial Program Premium Payment, the Program will be voided and the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.



    The Contract Owner may elect to terminate the preauthorized transfers by calling or writing Hartford of their intent to cancel their enrollment in the Program. Upon cancellation of enrollment in the Program the Contract Owner will no longer receive the increased interest rate. Hartford reserves the right to discontinue, modify or amend the Program or any other interest rate program established by Hartford. Any change to the Program will not affect Contract Owners currently enrolled in the Program.


                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    The Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, and HVA Money Market Fund Sub-Accounts may include total return in advertisements or other sales material.

    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period).

    In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

    The Hartford Bond Fund and Hartford Mortgage Securities Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the annual maintenance fee.

    The HVA Money Market Fund Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the annual maintenance fee.

    The Separate Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date the Separate Account commenced operations. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.

    Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-

12                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                                 THE CONTRACTS
                               CONTRACTS OFFERED

    The Contracts are individual or group tax deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, group or trust, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts").

                    PREMIUM PAYMENTS AND INITIAL ALLOCATIONS

    The minimum initial Premium Payment is $1,000. Thereafter, the minimum Premium Payment is $500. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.


    REFUND RIGHTS -- If you are not satisfied with your purchase you may cancel the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. Hartford will refund the premium paid only for Individual Retirement Annuities (if returned within seven days of receipt) and in those states where required by law.


    CREDITING AND VALUATION -- The balance of the initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Hartford at its Home Office, P. O. Box 5085, Hartford, CT 06102-5085. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of the initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.

    The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

    Subsequent Premium Payments are priced on the Valuation Day received by Hartford at its Home Office, or other designated administrative offices.

                                 CONTRACT VALUE

    The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited. You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.

    ACCUMULATION UNIT VALUES -- The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to (a) the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period, minus (b) the mortality and expense risk charge and the administration charge described below. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               13
--------------------------------------------------------------------------------

    VALUATION OF FUND SHARES -- The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds' prospectus.

    VALUATION OF THE FIXED ACCOUNT -- Hartford will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account.

                  TRANSFERS BETWEEN SUB-ACCOUNTS/FIXED ACCOUNT

    You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Hartford reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two (2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by a Contract Owner or by the attorney-in-fact pursuant to a power of attorney by calling (800) 862-6668 or by the agent of record by calling (800) 862-7155. Telephone transfers may not be permitted by some states for their residents who purchase variable annuities.

    The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

    Hartford may permit the Contract Owner to preauthorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.

    It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within one business day of receipt of the confirmation. Hartford will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.

    Transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Hartford permits preauthorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. Hartford reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.

    Subject to the exceptions set forth in the following two paragraphs, the right to reallocate Contract Values is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.

    Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.

                           CHARGES UNDER THE CONTRACT

CONTINGENT DEFERRED SALES CHARGES

    There is no deduction for sales expenses from Premium Payments when made. However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. The length of time from receipt of a Premium Payment to the time of surrender determines the contingent deferred sales charge. Premium payments will be deemed to be surrendered in the order in which they were received.

    A Contract Owner who chooses to surrender a Contract in full who has not yet withdrawn the Annual Withdrawal Amount during the current Contract Year (as described on page 14 under the sub-heading "Payments Not Subject to
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14                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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Sales Charges") may, depending upon the amount of investment gain experienced under the Contract, reduce the amount of any contingent deferred sales charge paid by first withdrawing the Annual Withdrawal Amount and then requesting a full surrender of the Contract. Currently, regardless of whether a Contract
Owner first requests a partial withdrawal of the Annual Withdrawal Ammount, upon receiving a request for a full surrender of a Contract, Hartford assesses any applicable contingent deferred sales charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments under the Contract not previously withdrawn; and (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee.

PAYMENTS SUBJECT TO SALES CHARGES DURING THE FIRST SEVEN CONTRACT YEARS

    During the first seven Contract Years, a contingent deferred sales charge will be assessed against the surrender of the Premium Payments. All surrenders will be first from Premium Payments and then from other Contract Values.

AFTER THE SEVENTH CONTRACT YEAR

    After the seventh Contract Year, all surrenders will first be from earnings and then from Premium Payments. A contingent deferred sales charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a contingent deferred sales charge will not be assessed against Premium Payments received more than seven years prior to surrender, but will be assessed against Premium Payments received less than seven years prior to surrender.

    The charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made) and equals:

                 LENGTH OF TIME
  CHARGE      FROM PREMIUM PAYMENT
-----------  -----------------------
                (NUMBER OF YEARS)
        6%                  1
        6%                  2
        5%                  3
        5%                  4
        4%                  5
        3%                  6
        2%                  7
        0%          8 or more

    PAYMENTS NOT SUBJECT TO SALES CHARGES -- During the first seven Contract Years, on a non-cumulative basis, a Contract Owner may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments made to the Contract (as determined on the date of the requested withdrawal) without the application of the contingent deferred sales charge. After the seventh Contract Year, the Contract Owner may make a partial surrender of 10% of Premium Payments made during the seven years prior to the surrender and 100% of the Contract Value less the Premium Payments made during the seven years prior to the surrender. The amount which can be withdrawn in any Contract Year prior to incurring sales charges is the "Annual Withdrawal Amount." An Extended Withdrawal Privilege rider allows an Annuitant who attains age 70 1/2 under a Qualified Plan to withdraw an amount in excess of the Annual Withdrawal Amount to comply with IRS minimum distribution rules.

    Certain plans or programs may have different withdrawal privileges. Any such withdrawal will be deemed to be from Contract Values other than Premium Payments. From time to time, Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect. Additional surrenders or any surrender of the Contract Values in excess of such amount in any Contract Year during the period when contingent deferred sales charges are applicable will be subject to the appropriate charge.

    No contingent deferred sales charges otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option (other than a surrender out of Option
4) provided for under the Contract.

    PURPOSE OF SALES CHARGES -- The contingent deferred sales charges are used to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. To the extent that these charges do not cover such distribution expenses they will be borne by Hartford from its general assets, including surplus. The surplus might include profits resulting from unused mortality and expense risk charges.

    MORTALITY AND EXPENSE RISK CHARGE -- Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.

    For assuming these risks under the Contracts, Hartford will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense).

    The mortality undertakings provided by Hartford under the Contracts, assuming the selection of one of the forms of life Annuities, is to make monthly Annuity
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ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               15
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payments (determined in accordance with the 1983a Individual Annuity Mortality
Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum death benefit under the Contract.

    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its Contract obligations. Hartford will bear the loss in such a situation. Also, in the event of the death of an Annuitant or Contract Owner before commencement of Annuity payments, Hartford can, in periods of declining value or in periods where the contingent deferred sales loads would have been applicable, experience a loss resulting from the assumption of the mortality risk relative to the guaranteed death benefit.

    In providing an expense undertaking, Hartford assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

    ANNUAL MAINTENANCE FEE -- Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Hartford will deduct the Annual Maintenance Fee at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The Annual Maintenance Fee is $30.00 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. The deduction will be made pro rata according to the value in each Sub-Account and the Fixed Account under a Contract.

    PREMIUM TAXES -- A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states impose a Premium Tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, or at the time the Contract annuitizes.

    EXCEPTIONS -- Hartford may offer, in its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


                             WAIVER OF SALES CHARGE



    Hartford will waive any contingent deferred sales charges applicable to a partical or full surrender of the Contract Value if the Annuitant is confined, at the recommendation of a physician, for medically necessary reasons, for at least 180 calendar days to: a hospital recognized as a general hospital by the proper authority of the state in which it is located; or a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or a facility certified as a hospital or long-term care facility; or a nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.



    The Annuitant cannot be confined at the time the Contract was purchased in order to receive the waiver and the Contract Owner(s) must have been the Contract Owner(s) continuously since the Contract issue date; must provide written proof of confinement satisfactory to Hartford; and must request the partial or full surrender of the Contract Value within 91 calendar days of the last day of confinement.



    This contingent deferred charge waiver may not be available in all states. Please contact your registered representative or Hartford to determine state availability.


                                 DEATH BENEFITS

    The Contract provides that in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If (1) the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant or (b) the Contingent Annuitant predeceases the Annuitant, or (2) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of due proof of death by Hartford in its Home Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the Beneficiary designation may be different.

16                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    GUARANTEED DEATH BENEFIT -- If the Annuitant dies before the Annuity
Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hartford, or (b) 100% of the total Premium Payments made to such Contract, reduced by the dollar amount of any partial surrenders since the issue date, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:

    As of the date of receipt of due proof of death, Hartford will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

    If the Annuitant or Contract Owner, as applicable, dies after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option. In computing such present value for the portion of such remaining payments attributable to the Separate Account, Hartford will assume a net investment rate of 5.0% per year.


    PAYMENT OF DEATH BENEFIT -- Death Benefit proceeds will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or Hartford receives new instructions from the Beneficiary. The death benefit may be taken in one sum, payable within 7 days after the date Due Proof of Death is received, or under any of the settlement options then being offered by Hartford provided, however, that: (a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments.


    However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of the Contract will be unaffected by treating the spouse as the Contract Owner.

    If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.

    There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission;
(b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    GROUP UNALLOCATED CONTRACTS -- Hartford requires that detailed accounting of cumulative purchase payments, cumulative gross surrenders, and current Contract Value attached to each Plan Participant be submitted on an annual basis by the Contract Owner. Failure to submit accurate data satisfactory to Hartford will give Hartford the right to terminate this extension of benefits.

                               SURRENDER BENEFITS

    FULL SURRENDERS -- At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4 or 5), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.

    Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

    The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.

    PARTIAL SURRENDERS -- The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500, Hartford may

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               17
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terminate the Contract and pay the Termination Value. For Contracts issued in
Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.

    In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract.

    Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect.

    PAYMENT OF SURRENDER BENEFITS -- Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Home Office, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. Hartford may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Hartford defers payment for more than 30 days, Hartford will pay interest of at least 3% per annum on the amount deferred.

    There may be postponement in the payment of Surrender Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    CERTAIN QUALIFIED CONTRACT SURRENDERS -- THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(B) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(B) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/ EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP. (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED PRIOR TO AGE 59 1/2 FOR HARDSHIPS.)

    DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.

    ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS," PAGE 19.)

                                ANNUITY BENEFITS

    You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday (85th birthday in some states, 100th birthday if sold as part of a Charitable Remainder Trust). The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.

ANNUITY OPTIONS

    The Contract contains the five optional Annuity forms described below. Options 2, 4 and 5 are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Option 1 to provide a life Annuity. After the Annuity Commencement Date, the Annuity option elected may not be changed.

    Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option
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18                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

    OPTION 1 -- Life Annuity

    A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment due preceding the death of the Annuitant. This options offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

    OPTION 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain

    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

    OPTION 3 -- Joint and Last Survivor Annuity

    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

    OPTION 4 -- Payments for a Designated Period

    An amount payable monthly for the number of years selected which may be from five to 30 years. Under this option, you may, at any time, surrender the Contract and receive, within seven days, the Termination Value of the Contract as determined by Hartford.


    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Contracts thus provide no real benefit to a Contract Owner.

    OPTION 5 -- Death Benefit Remaining with Hartford

    Proceeds from the Death Benefit may be left with Hartford for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any withdrawals.

    Hartford may offer other annuity options from time to time.

    VARIABLE AND FIXED ANNUITY PAYMENTS -- When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HARTFORD TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.

    The minimum monthly Annuity payment is $50.00. No election may be made which results in a first payment of less than $50.00. If at any time Annuity payments are or become less than $50.00, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $50.00. For New York Contracts, the minimum monthly Annuity payment is $20.00.

    When Annuity payments are to commence, the value of the Contract is determined as the sum of (1) the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus (2) the product of (a) the value of the Accumulation Unit of each Sub-Account on that same day and (b) the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               19
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    The first payment under any option shall be made on the 15th day of the month immediately following approval of the claim for settlement. Subsequent payments shall be made on the 15th day of each subsequent month in accordance with the manner of payment selected.

    VARIABLE ANNUITY -- The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Variable Payment Annuity selected. The Contract contains Variable Payment Annuity tables derived from the 1983(a) Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

    The amount of the first monthly Variable Annuity payment is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 5.00% per annum. The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

    FIXED ANNUITY -- Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the Fixed Payment Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.

                               OTHER INFORMATION

    ASSIGNMENT -- Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of tax-qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the Contract values or assignment proceeds to income taxes and certain penalty taxes.

    CONTRACT MODIFICATION -- The Annuitant may not be changed; however, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by written notice to Hartford.

    Hartford reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    HARTFORD'S INTEREST IN FUNDS -- Hartford has no interest in the Funds.

                           FEDERAL TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE, OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this
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20                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I commencing on page 25 is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.


  B. TAXATION OF HARTFORD AND THE
     SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units," page 6). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER
     THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

    Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person unless the non-natural person holds the Contract as an agent for a natural person. There is an exception from current inclusion for certain annuities held in tax-qualified retirement arrangements, certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated tax-qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

    If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

  A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c., below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.
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  B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

  C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

  D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to 10% of the portion of the amount includable in gross income, unless an exception applies.

ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

  E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

    If the Contract was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract," and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

  F. REQUIRED DISTRIBUTIONS

i.  Death of Contract Owner or Primary Annuitant
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22                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    Subject to the alternative election or spouse beneficiary provisions in ii.
    or iii., below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2., above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution
    Requirements

    If any portion of the interest of a Contract Owner described in i., above, is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i., above.

3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner for tax purposes. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, could cause the contract owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 do not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford
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ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               23
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does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.
  D. FEDERAL INCOME TAX WITHHOLDING
    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR).

    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions, unless the recipient elects otherwise. A recipient may elect not to have income taxes withheld or to have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

  E. GENERAL PROVISIONS AFFECTING
     QUALIFIED RETIREMENT PLANS


    The Contract may be used for a number of tax-qualified retirement plans. If the Contract is being purchased with respect to some form of tax-qualified retirement plan, please refer to Appendix I, commencing on page 25, for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.


  F. ANNUITY PURCHASES BY NONRESIDENT
    ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                 MISCELLANEOUS
                             HOW CONTRACTS ARE SOLD

    Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address of HSD is the same as Hartford's.

    The securities will be sold by salespersons of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives or Broker-Dealers who have entered into distribution agreements with HSD.

    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

                           LEGAL MATTERS AND EXPERTS

    There are no material legal proceedings pending to which the Separate Account is a party.

    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life Insurance Companies, P.O. Box 2999, Hartford, Connecticut 06104-2999.


    The audited financial statements included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the statutory-basis financial statements of ITT Hartford Life and Annuity Insurance Company which states the statutory-basis financial statements are presented in accordance with statutory

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24                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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accounting practices prescribed or permitted by the National Association of
Insurance Commissioners and the State of Connecticut Insurance Department, not presented in accordance with generally accepted accounting principles. Reference is made to said report on the statutory-basis financial statements of ITT Hartford Life and Annuity Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in valuation method in determining aggregate reserves for future benefits in 1994, as discussed in Note 1 to Notes to Statutory Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, CT 06103.

                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:

ITT Hartford Life and Annuity Insurance Company
Attn: Individual Annuity Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owner)
          (800)862-7155 (Investment Representatives)
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ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               25
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                                   APPENDIX I
              INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

The tax rules applicable to tax qualified contract owners, including restrictions on contributions and distributions, taxation of distributions, and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, distributions which do not satisfy certain requirements and certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the Contract by a qualified plan. Contract owners, plan participants, and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the Contract. Some qualified plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisers as to specific tax consequences.

  A. TAX-QUALIFIED PENSION OR
     PROFIT-SHARING PLANS

    Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Employers intending to use these contracts in connection with such plans should seek competent tax and other legal advice.

  B. TAX SHELTERED ANNUITIES
     UNDER SECTION 403(B)

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $9,500 or 20% of the employees "includable compensation" for his most recent full year of employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT unless such distribution is made:

    (1) after the participating employee attains age 59 1/2;

    (2) upon separation from service;

    (3) upon death or disability; or

    (4) in the case of hardship (and in the case of hardship, any income attributable to such contributions need not be distributed).

    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.

  C. DEFERRED COMPENSATION PLANS
     UNDER SECTION 457

    Employees and independent contractors performing services for such eligible governmental or other tax-exempt employers may have contributions made to Eligible Deferred Compensation Plans of their employers, in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. ("State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State). Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or $7,500 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.

    An employee electing to participate in an Eligible Deferred Compensation
Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act
of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State,
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26                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of Participants and their Beneficiaries. Special transition rules apply to such governmental Eligible Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization and such amounts will be subject to the claims of such tax-exempt employer's general creditors.

    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code, unless made after the participating employee attains age 70 1/2, separates from service, dies or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

  D. INDIVIDUAL RETIREMENT ANNUITIES
     UNDER SECTION 408


    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from gross income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.


    IRA's generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an enhanced Death Benefit that may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. For Contracts issued in most states, Hartford has obtained approval from the Internal Revenue Service to use the Contract as an IRA. For Contracts issued in New York, Hartford has asked the Internal Revenue Service to approve use of the Contract as an IRA, but there is no assurance that approval will be granted.


    Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in the SIMPLE IRA. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or regular IRA.



    Effective after December 31, 1997, the Contract can be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a rollover to a ROTH IRA is not excludable from gross income. If certain specified conditions are met, qualified distributions from a ROTH IRA are tax-free.


  E. TAX PENALTIES

    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

1. PREMATURE DISTRIBUTION

    Distributions from a qualified plan before the Participant attains age
59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, "life annuity" means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).


    In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time home buyer distributions meeting the requirements of Section 72(t)(8) of the Code.



    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax described above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.


2. MINIMUM DISTRIBUTION TAX

    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.

    An individual's interest in a tax-qualified retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                               27
--------------------------------------------------------------------------------

beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

3. EXCESS DISTRIBUTION TAX

    If the aggregate distributions from all IRAs and certain other tax-qualified retirement plans in a calendar year exceed the greater of (i) $150,000, or (ii) $112,500 as indexed for inflation, a penalty tax of 15% is generally imposed on the excess portion of the distribution.

4. WITHHOLDING

    In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules.

    Periodic distributions from other tax-qualified retirement plans that are made for a specified period of ten or more years or for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and the Beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions, unless the recipient elects otherwise. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

    Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

    (1) the non-taxable portion of the distribution;

    (2) required minimum distributions; or

    (3) direct transfer distributions.

    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Section 401(a)(31) of the Code.

28                               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

 SECTION
 ------------------------------------------------------------------------
 INTRODUCTION............................................................
 DESCRIPTION OF ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY..........
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CONTRACTS...............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

This form must be completed for all tax sheltered annuities.

                     SECTION 403(B)(11) ACKNOWLEDGMENT FORM

    The Hartford variable annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

    a. attained age 59 1/2,

    b. separated from service,

    c. died, or

    d. become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

    Please complete the following and return to:

    ITT Hartford Life and Annuity Insurance Company
    Attn: Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085

Name of Contract Owner/Participant
-------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City or Plan/School District
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

Contract No:
--------------------------------------------------------------------------------

Signature:
--------------------------------------------------------------------------------

    To Obtain a Statement of Additional Information, please complete the form below and mail to:

    Hartford Life Insurance Company
    Attn: Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085

    Please send a Statement of Additional Information for the Director to me at the following address:

----------------------------------------------------
                                 Name

------------------------------------------------------------------
                               Address

------------------------------------------------------------------
    City/State                                        Zip Code

                         STATEMENT OF ADDITIONAL INFORMATION

                    ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 SEPARATE ACCOUNT ONE



This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to ITT Hartford Life and Annuity Insurance Company Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus:   October 17, 1997

Date of Statement of Additional Information: October 17, 1997

                            TABLE OF CONTENTS


SECTION                                                                 PAGE

INTRODUCTION

DESCRIPTION OF ITT HARTFORD LIFE AND ANNUITY INSURANCE
      COMPANY .......................................................

SAFEKEEPING OF ASSETS ...............................................

INDEPENDENT PUBLIC ACCOUNTANTS  .....................................

DISTRIBUTION OF CONTRACTS ...........................................

CALCULATION OF YIELD AND RETURN  ....................................

PERFORMANCE COMPARISONS .............................................

FINANCIAL STATEMENTS  ...............................................

                           INTRODUCTION


The individual and group tax-deferred variable annuity Contracts described in the Prospectus are designed to provide Annuity benefits to individuals who have established or wish to establish retirement programs which may or may not qualify for special federal income tax treatment. The Annuitant under these Contracts may receive Annuity benefits in accordance with the Annuity option selected and the retirement program, if any, under which the Contracts have been purchased. Annuity payments under a Contract will begin on a particular future date which may be selected at any time under the Contract or automatically when the Annuitant reaches age 90 except in certain states where deferral past age 85 is not permitted. There are several alternative annuity payment options available under the Contract (see "Optional Annuity Forms," commencing on page __).



The Premium Payments under a Contract, less any applicable Premium Taxes, will be applied to the Separate Account and/or the Fixed Account.
Accordingly, the net Premium Payment under the Contract will be applied to purchase interests in one or more of the Hartford Bond Fund, Hartford Stock Fund, HVA Money Market Fund (for qualified Contracts issued prior to May 1,
1987), Hartford Advisers Fund, Hartford Capital Appreciation Fund,
Hartford Dividend and Growth Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Mortgage Securities Fund, and Hartford Small Company Fund Sub-Accounts.


Shares of the Funds are purchased by the Separate Account without the imposition of a sales charge. The value of a Contract depends on the value of the shares of the Fund held by the Separate Account pursuant to that Contract. As a result, the Contract Owner bears the investment risk since market value of the shares may increase or decrease.


The Contracts provide that in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant, or the Contingent Annuitant predeceases the Annuitant, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the Contract Value determined on the date of receipt of due proof of death by ITT Hartford Life and Annuity Insurance Company ("Hartford") in its Home Office. If, upon death prior to the Annuity Commencement Date, the Annuitant or Contract Owner, as applicable, had not attained his 90th birthday, the Beneficiary will receive the greater of (a) the Contract Value determined as of the day Hartford receives written due proof of death of such person, or (b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or
(c) the Maximum Anniversary Value immediately preceding the date of death established up to age 80, adjusted for additions and surrenders. (See "Death Benefits" commencing on page __ of the Prospectus).

      DESCRIPTION OF ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


ITT Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, except New York, and the District of Columbia. On January 1, 1998, Hartford's name will change to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P. O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.



                               HARTFORD RATINGS



                                   EFFECTIVE
RATING AGENCY                    DATE OF RATING     RATING          BASIS OF RATING
-------------                    ---------------    ------          ---------------
A.M. Best and  Company, Inc...     9/9/97            A+              Financial soundness and operating performance.
Standard & Poor's ............     7/2/97            AA              Claims paying ability
Duff & Phelps ................    2/24/97            AA+             Claims paying ability



                                SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                            INDEPENDENT PUBLIC ACCOUNTANTS


The audited financial statements included in this Statement of Additional Information and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the statutory-basis financial statements of ITT Hartford Life and Annuity Insurance Company which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, not presented in accordance with generally accepted accounting principles. Reference is made to said report on the statutory-basis financial statements of ITT Hartford Life and Annuity Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in valuation method in determining aggregate reserves for future benefits in 1994, as discussed in Note 1 of Notes to Statutory Financial Statements. The principal business address of Arthur Andersen LLP in One Financial Plaza, Hartford, Connecticut 06103.


                              DISTRIBUTION OF CONTRACTS


Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Contracts on a continuous basis.



HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as Hartford.


The securities will be sold by salespersons of HSD, who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").


                           CALCULATION OF YIELD AND RETURN


YIELD OF THE HVA MONEY MARKET FUND SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the HVA Money Market Fund Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.



The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

    Effective Yield = [(Base Period Return + 1) (365/7)] - 1

The HVA Money Market Fund Sub-Account's yield and effective yield will vary in response to fluctuations in interest rates and in the expenses of the Sub-Account.

THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL POLICY FEE.


HVA MONEY MARKET FUND SUB-ACCOUNT


The yield and effective yield for the seven day period ending December 31, 1996 for the HVA Money Market Fund Sub-Account was as follows:

                  ($30 annual policy fee)

Yield              3.85%
Effective Yield    3.93%

YIELDS OF HARTFORD BOND FUND AND HARTFORD MORTGAGE SECURITIES FUND SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of these two Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Hartford Bond Fund and Hartford Mortgage Securities Fund Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the Hartford Bond Fund and Hartford Mortgage Securities Fund.

The yield reflects recurring charges on the Separate Account level, including the annual policy fee.


HARTFORD BOND FUND AND
HARTFORD MORTGAGE SECURITIES FUND SUB-ACCOUNTS

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period ended December 31, 1996 were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


Example:


Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)(6) - 1]


Where    A = Dividends and interest earned during the period.
         B = Expenses accrued for the period (net of reimbursements).
         C = The average daily number of units outstanding during the period that were entitled to..........receive dividends.
         D = The maximum offering price per unit on the last day of the period.


Hartford Bond Fund
    Yield =  4.94%



Hartford Mortgage Securities Fund
    Yield = 5.35%


At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1988. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.


CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.



The following are the standardized average annual total return quotations for the Sub-Accounts for the fiscal year ended December 31, 1996. No information is included for the Hartford MidCap Fund because as of December 31, 1996, the Sub-Account had not commenced operations.


                                                   Since
 Sub-Accounts                                    Inception         1 Year     5 Year      10 Year
------------                                     -----------       --------    -------     -------
 Hartford Advisers Fund                           9.12%             6.14%       7.34%       8.62%
 Hartford Bond Fund                               5.57%            (6.76)%      1.55%       3.68%
 Hartford Capital Appreciation Fund              14.42%            10.20%      13.53%      13.14%
 Hartford Dividend and Growth Fund               15.07%            12.39%        n/a         n/a
 Hartford Index Fund                              8.88%            11.58%       9.68%        n/a
 Hartford International Advisers Fund             7.57%             1.41%        n/a         n/a
 Hartford International Opportunities Fund        2.68%             2.53%       5.21%        n/a
 Hartford Mortgage Securities Fund                5.60%            (5.23)%      0.93%       3.90%
 Hartford Small Company Fund                     (5.58)%             n/a         n/a         n/a
 Hartford Stock Fund                             11.74%            13.83%      10.91%      11.02%


In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The following are the non-standardized annualized total return quotations for the Sub-Accounts for the fiscal year ended December 31, 1996. No information is included for the Hartford MidCap Fund because as of December 31, 1996, the Sub-Account had not commenced operations.

                                                   Since
 Sub-Accounts                                    Inception         1 Year     5 Year      10 Year
------------                                     -----------       --------    -------     -------
 Hartford Advisers Fund                          11.06%             15.14%     10.7%        10.86%
 Hartford Bond Fund                               7.63%              2.24%      5.19%        6.3%
 Hartford Capital Appreciation Fund              15.97%             19.2%      16.44%       15.26%
 Hartford Dividend and Growth Fund               19.33%             21.39%       n/a          n/a
 Hartford Index Fund                             11.42%             20.58%     13.01%         n/a
 Hartford International Advisers Fund            13.71%             10.41%       n/a          n/a
 Hartford International Opportunities Fund        6.24%             11.53%      8.66%         n/a
 Hartford Mortgage Securities Fund                7.73%              3.77%      4.65%        6.45%
 Hartford Small Company Fund                     16.67%              n/a         n/a          n/a
 Hartford Stock Fund                             13.15%             22.83%     14.1%        13.15%

                                PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43.
The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of
100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

                         PART I. FINANCIAL INFORMATION

ITEM 1.

                              FINANCIAL STATEMENTS

The following unaudited financial statements, reflect, in the opinion of management, all adjustments which are of normal recurring nature necessary to present fairly the financial position, the results of operations and the cash flows for the periods presented. Certain reclassifications of prior year results were made to conform to current presentation. Interim results are not indicative of the results which may be expected for any other interim period or the full year. Statements contained in this discussion, other than statements of historical fact, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made based upon management's expectations and beliefs concerning future developments and their potential effect on Hartford Life Insurance Company ("the Company"). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of these future developments on the Company will be those anticipated by management. Actual results could differ materially from those expected by the Company, depending on the outcome of certain factors, including those described with the forward-looking statements. For a description of accounting policies, see
Note 1 to Consolidated Financial Statements in the 1996 Form 10-K. The
Company is an indirect subsidiary of Hartford Life, Inc. ("HLI"). Accordingly, the financial statements presented below are a partial disclosure of HLI's financials. For a full disclosure of HLI's operations, refer to the HLI 10Q, as filed with the Securities and Exchange Commission as of June 30, 1997.

                 HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                    (in millions)




                                                                                 QUARTER ENDED         SIX MONTHS ENDED
                                                                                    JUNE 30,               JUNE 30,
                                                                              --------------------  ----------------------
                                                                                1997       1996        1997        1996
                                                                              ---------  ---------  -----------  ---------
                                                                                   (UNAUDITED)            (UNAUDITED)
Revenues
Premiums and other considerations...........................................  $     323  $     299  $       633  $     943
Net investment income.......................................................        322        318          659        651
Net realized capital gains(losses)..........................................          0         (1)           4         (1)
                                                                              ---------  ---------  -----------  ---------
    Total revenues..........................................................        645        616        1,296      1,593
                                                                              ---------  ---------  -----------  ---------
Benefits, claims and expenses
Benefits, claims and claim adjustment expenses..............................        310        392          652        788
Amortization of deferred policy acquisition costs...........................         91         63          172        129
Dividends to policyholders..................................................         18         61           72        347
Other insurance expenses....................................................        117         34          190        198
                                                                              ---------  ---------  -----------  ---------
    Total benefits, claims and expenses.....................................        536        550        1,086      1,462
                                                                              ---------  ---------  -----------  ---------
Income before income tax expense............................................        109         66          210        131
Income tax expense..........................................................         35         23           73         45
                                                                              ---------  ---------  -----------  ---------
Net income..................................................................  $      74  $      43  $       137  $      86
                                                                              ---------  ---------  -----------  ---------
                                                                              ---------  ---------  -----------  ---------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                        (IN MILLIONS EXCEPT SHARE DATA)

                                                                                    JUNE 30,     DECEMBER 31,
                                                                                      1997         1996
                                                                                  -----------    ------------
                                                                                  (UNAUDITED)
ASSETS
Investments:
  Fixed maturities, available for sale, at fair value (amortized cost $13,797
    and $13,579)................................................................  $   13,844     $   13,624
  Equity securities, available for sale, at fair value..........................         137            119
  Mortgage loans, at outstanding balance........................................          --              2
  Policy loans, at outstanding balance..........................................       3,754          3,836
  Other investments, at cost....................................................          50             54
                                                                                  ----------     ----------
  Total investments.............................................................      17,785         17,635

Cash............................................................................          77             43
Premiums and amounts receivable.................................................          58            137
Reinsurance recoverable.........................................................       6,362          6,259
Accrued investment income.......................................................         359            407
Deferred policy acquisition costs...............................................       2,989          2,760
Deferred income tax.............................................................         466            474
Other assets....................................................................         308            357
Separate account assets.........................................................      58,970         49,690
                                                                                  ----------     ----------
  Total assets..................................................................  $   87,374     $   77,762
                                                                                  ----------     ----------
                                                                                  ----------     ----------
Liabilities and Stockholders' Equity
Future policy benefits..........................................................  $    2,889     $    2,474
Other policyholder funds........................................................      21,279         22,134
Other liabilities...............................................................       2,204          1,572
Separate account liabilities....................................................      58,970         49,690
                                                                                  ----------     ----------
  Total liabilities.............................................................      85,342         75,870
                                                                                  ----------     ----------
Common stock--authorized 1,000 shares, $5,690 par value, issued and outstanding
  1,000 shares..................................................................           6              6
Additional paid-in capital......................................................       1,045          1,045
Unrealized gain on investments, net of tax......................................          33             30
Retained earnings...............................................................         948            811
                                                                                  ----------     ----------
  Total stockholders' equity....................................................       2,032          1,892
                                                                                  ----------     ----------
    Total liabilities and stockholders' equity..................................  $   87,374     $   77,762
                                                                                  ----------     ----------
                                                                                  ----------     ----------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN MILLIONS)

                                                                                                      SIX MONTHS
                                                                                                    ENDED JUNE 30,
                                                                                                 --------------------
                                                                                                   1997       1996
                                                                                                 ---------  ---------
                                                                                                      (UNAUDITED)
Operating Activities:
Net income.....................................................................................  $     137  $      86
Adjustments to net income:
  Net realized capital (gains) losses on sale of investments...................................         (4)         1
  Net increase in deferred policy acquisition costs............................................       (229)      (300)
  Net amortization of premium on fixed maturities..............................................          0          7
  Decrease (increase) in deferred income tax benefit...........................................          9        (88)
  Decrease in premiums and amounts receivable..................................................         92         20
  Decrease in other assets.....................................................................         50         26
  Increase in reinsurance recoverable..........................................................       (251)      (264)
  Increase in liability for future policy benefits.............................................        415        304
  Increase in other liabilities................................................................        146        150
  Decrease (increase) in accrued investment income.............................................         48         (5)
                                                                                                 ---------  ---------
Cash provided by (used for) operating activities...............................................        413        (63)
                                                                                                 ---------  ---------
Investing Activities:
Purchases of fixed maturities investments......................................................     (3,801)    (2,717)
Sales of fixed maturities investments..........................................................      2,274      1,348
Maturities and principal paydowns of fixed maturities investments..............................      1,343      1,469
Net sales (purchases) of other investments.....................................................        110       (120)
Net sales of short-term investments............................................................        138        232
                                                                                                 ---------  ---------
Cash provided by investing activities..........................................................         64        212
                                                                                                 ---------  ---------
Financing Activities:
Net disbursements for investment and universal life-type contracts charged from policyholder
  accounts.....................................................................................       (443)      (187)
Capital Contribution...........................................................................         --         38
                                                                                                 ---------  ---------
Cash used for financing activities.............................................................       (443)      (149)
                                                                                                 ---------  ---------
Net increase in cash...........................................................................         34          0
Cash at beginning of period....................................................................         43         46
                                                                                                 ---------  ---------
Cash at end of period..........................................................................  $      77  $      46
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                 Item 2. MANAGEMENT'S NARRATIVE ANALYSIS OF
                         RESULTS OF OPERATIONS
                            (in millions)

             Quarter and Six Months Ended June 30, 1997 and 1996

SEGMENT RESULTS


                                                                                                  SIX
                                                                               QUARTER          MONTHS
                                                                                ENDED            ENDED
                                                                               JUNE 30,         JUNE 30,
                                                                            -------------   ---------------
                                                                          1997      1996     1997      1996
                                                                          ----      ----     ----      ----
Annuity...........................................................     $    49    $   37   $    92     $ 70
Individual Life Insurance.........................................          12        10        23       19
Employee Benefits.................................................           9         6        15       14
Guaranteed Investment Contracts...................................          --       (15)       --      (30)
Corporate Operation...............................................           4         5         7       13
                                                                           ---       ---   -------     ----
Net Income........................................................     $    74    $   43   $   137     $ 86
                                                                           ---       ---   -------     ----
                                                                           ---       ---   -------     ----


    Net income increased $31, or 72%, and $51, or 59%, for the second quarter and six months ended June 30, 1997, respectively, over prior year. This increase is reflective of continued, solid growth in both the Annuity and Individual Life Insurance segments. Net income in the Annuity segment increased due to higher fee income on growing account values as well as strong new business sales. Net income in the Individual Life Insurance segment increased due to cost of insurance charges and other fee income on a growing block of life insurance in-force, as well as favorable mortality results. Guaranteed Investment Contracts reported no net income in the second quarter of 1997 consistent with management's expectations that net income subsequent to 1996 will be immaterial.

ANNUITY

                                                                                       QUARTER ENDED        SIX MONTHS ENDED
                                                                                          JUNE 30,              JUNE 30,
                                                                                    --------------------  --------------------
                                                                                      1997       1996       1997       1996
                                                                                    ---------  ---------  ---------  ---------
Revenues..........................................................................  $     308  $     232  $     588  $     466
Expenses..........................................................................        259        195        496        396
                                                                                    ---------  ---------  ---------  ---------
Net Income........................................................................  $      49  $      37  $      92  $      70
                                                                                    ---------  ---------  ---------  ---------
                                                                                    ---------  ---------  ---------  ---------

    Revenues, which are primarily comprised of investment income and management and maintenance fees, grew $76, or 33%, to $308 in the second quarter of 1997 and $122, or 26%, to $588 for the six months ended June 30, 1997. This growth resulted from an increase in the average account value, primarily driven by individual variable annuities, of $14.2 billion, or 35%, to $55.2 billion as of June 30, 1997 from $41.0 billion as of June 30, 1996. This is a result of approximately $10 billion in new sales of individual annuities over the last twelve months and market appreciation. Additionally, new individual annuity sales were approximately $2.5 billion and $5.1 billion for the second quarter and six months ended June 30, 1997, respectively, similar to sales of $2.7 billion and $4.9 billion, respectively, for the same periods of 1996. Growth in the assets under management by this segment also resulted in increased expenses related to other insurance expenses, amortization of deferred policy acquisition costs and taxes. Expenses increased $64, or 33%, to $259 in the second quarter of 1997 and $100, or 25%, to $496 for the six months ended June 30, 1997. Net income increased $12, or 32%, to $49 in the second quarter of 1997 and $22, or 31%, to $92 for the six months ended June 30, 1997.

INDIVIDUAL LIFE INSURANCE

                                                                                       QUARTER ENDED        SIX MONTHS ENDED
                                                                                          JUNE 30,              JUNE 30,
                                                                                    --------------------  --------------------
                                                                                      1997       1996       1997       1996
                                                                                    ---------  ---------  ---------  ---------
Revenues..........................................................................  $     125  $     101  $     236  $     216
Expenses..........................................................................        113         91        213        197
                                                                                    ---------  ---------  ---------  ---------
Net Income........................................................................  $      12  $      10  $      23  $      19
                                                                                    ---------  ---------  ---------  ---------
                                                                                    ---------  ---------  ---------  ---------

    Revenues increased $24, or 24%, to $125 in the second quarter of 1997 and $20, or 9%, to $236 for the six months ended June 30, 1997. In the first quarter of 1996, a block of business was assumed from Investors Equity which increased revenues by $9. Excluding this transaction, year to date revenues increased $29, or 14% over prior year. This growth was driven by increased cost of insurance charges and other fee income earned on this growing block of business. Life insurance in-force grew approximately $3.3 billion, or 6%, as of June 30, 1997 over the prior period, primarily due to sales of variable life products. Expenses in this segment increased $22, or 24%, to $113 and $16, or 8%, in the second quarter of 1997 and for the six months ended June 30, 1997, respectively, over the same period last year, consistent with a growing block of business. As a result, net income increased $2, or 20%, to $12 in the second quarter of 1997 and $4, or 21%, to $23 for the six months ended June 30, 1997.

EMPLOYEE BENEFITS

                                                                                       QUARTER ENDED        SIX MONTHS ENDED
                                                                                          JUNE 30,              JUNE 30,
                                                                                    --------------------  --------------------
                                                                                      1997       1996       1997       1996
                                                                                    ---------  ---------  ---------  ---------
Revenues..........................................................................  $     142  $     210  $     321  $     753
Expenses..........................................................................        133        204        306        739
                                                                                    ---------  ---------  ---------  ---------
Net Income........................................................................  $       9  $       6  $      15  $      14
                                                                                    ---------  ---------  ---------  ---------
                                                                                    ---------  ---------  ---------  ---------

    Revenues declined $68, or 32%, to $142 in the second quarter of 1997 and $432, or 57%, for the six months ended June 30, 1997 over the same period last year. This decline is mainly related to the passage of the Health Insurance Portability and Accountability Act of 1996, which effectively eliminated all future sales of leveraged COLI. Expenses declined $71, or 35%, in the second quarter of 1997 and $433, or 59%, for the six months ended June 30, 1997, over the same period last year. Significant declines in benefits, claims and claim adjustment expenses and policyholder dividends are the result of the decline of the block of COLI business. As a result, net income increased $3, or 50%, in the second quarter of 1997 and $1, or 7%, for the six months ended June 30, 1997.

GUARANTEED INVESTMENT CONTRACTS

                                                                                          QUARTER ENDED         SIX MONTHS ENDED
                                                                                             JUNE 30,               JUNE 30,
                                                                                      ----------------------  --------------------
                                                                                         1997        1996       1997       1996
                                                                                      ----------   ---------  ---------  ---------
Revenues............................................................................  $       62   $      67  $     134  $     140
Expenses............................................................................          62          82        134        170
                                                                                      ----------   ---------  ---------  ---------
Net Income..........................................................................  $       --   $     (15) $      --  $     (30)
                                                                                      ----------   ---------  ---------  ---------
                                                                                      ----------   ---------  ---------  ---------


    This segment had no net income for the three and six months ended June 30, 1997, as compared to losses of $15 and $30 for the same periods last year. These results are consistent with management's expectations that net income (loss) from Closed Book GRC in the years subsequent to 1996 will be immaterial based on the

Company's current projections for the performance of the assets and liabilities associated with Closed Book GRC due to actions taken in the third quarter of 1996.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        NOTES TO FINANCIAL STATEMENTS

HARTFORD LIFE INC. INITIAL PUBLIC OFFERING

    On February 10, 1997, HLI, an indirect parent of the Company, filed a registration statement with the Securities and Exchange Commission, as amended, relating to an Initial Public Offering ("IPO") of up to 20% of HLI's Class A common stock. Pursuant to the IPO on May 22, 1997, HLI sold to the public 26 million shares at $28.25 per share and received net proceeds of $687. Of the proceeds, $527 was used to retire debt related to HLI's promissory notes outstanding and the line of credit discussed in the note below with the remaining $160 contributed to HLI's insurance subsidiaries to be used for working capital and other general corporate purposes.

    The 26 million shares sold from the IPO represent approximately 18.6% of the equity ownership in HLI and approximately 4.4% of the combined voting power of HLI's Class A and Class B Common Stock. The Hartford Financial Services Group, Inc. ("The Hartford"), an indirect parent of HLI, owns all of the 114 million outstanding shares of Class B Common Stock of HLI, representing 81.4% of the equity ownership in HLI and approximately 95.6% of the combined voting power of HLI's Class A and Class B Common Stock. Holders of Class A Common Stock generally have identical rights to the holders of Class B Common Stock except that the holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to five votes per share on all matters submitted to a vote of the HLI stockholders.

HARTFORD LIFE INC. DEBT OFFERING

    On February 7, 1997, HLI declared a dividend of $1,184 payable to its direct parent, Hartford Accident and Indemnity Company ("HA&I"). As a result, HLI borrowed $1,084 on February 18, 1997, pursuant to a $1,300 line of credit, with interest payable at the two-month Eurodollar rate plus 15 basis points, which, together with a promissory note in the amount of $100, was paid as a dividend to HA&I on February 20, 1997. Of the $1,184 dividend, $893 constituted a repayment of the portion of HLI's third party indebtedness internally allocated, for financial reporting purposes, to HLI's insurance subsidiaries (the "Allocated Advances"). In addition, on April 4, 1997, HLI declared and paid a dividend of $25 to its parent in the form of a promissory note. Subsequently, $12 of this note was forgiven in the form of a capital contribution from HA&I.

    On February 14, 1997, HLI filed a shelf registration statement for the issuance and sale of up to $1.0 billion in the aggregate of senior debt securities, subordinated debt securities and preferred stock. On June 17, 1997, HLI issued $650 of unsecured redeemable long-term debt in the form of notes and debentures. Of this amount, $200 was in the form of 6.90% notes due June 15, 2004, $200 of 7.10% notes due June 15, 2007, and $250 of 7.65% debentures due June 15, 2027. Interest on each of the notes and debentures is payable semi-annually on June 15 and December 15, of each year, commencing December 15, 1997. HLI also issued $50 of short-term debt in the form of commercial paper. Of the proceeds from this issuance, $670 was used to retire the remaining balance on the $1,300 line of credit with the remainder being used for working capital and other general corporate purposes. Subsequently, HLI reduced the capacity of the line of credit from $1,300 to $250, which will be primarily used to support the commercial paper program.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory-basis balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1996 and 1995, and the related statutory-basis statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory-basis financial statements. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1. In our opinion, because the differences in accounting practices as described in Note 1 are material, the statutory-basis financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with statutory accounting practices as described in Note 1.

As discussed in Note 1 of notes to statutory financial statements, during 1994, the Company changed its valuation method in determining aggregate reserves for future benefits.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 10, 1997

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STATUTORY BASIS STATEMENTS OF INCOME

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
                                                          ($000)
 Revenues
   Premiums and Annuity Considerations....  $  250,244  $  165,792  $  442,173
   Annuity and Other Fund Deposits........   1,897,347   1,087,661     608,685
   Net Investment Income..................      98,441      78,787      29,012
   Commissions and Expense Allowances on
    Reinsurance Ceded.....................     370,637     183,380     154,527
   Reserve Adjustment on Reinsurance
    Ceded.................................   3,864,395   1,879,785   1,266,926
   Other Revenues.........................     161,906     140,796      41,857
                                            ----------  ----------  ----------
     Total Revenues.......................   6,642,970   3,536,201   2,543,180
                                            ----------  ----------  ----------
 Benefits and Expenses
   Death and Annuity Benefits.............      60,111      53,029       7,948
   Surrenders and Other Benefit
    Payments..............................     276,720     221,392     181,749
   Commissions and Other Expenses.........     491,720     236,202     186,303
   Increase in Reserves for Future
    Benefits..............................      27,351      94,253     416,748
   Increase in Liability for Premium and
    Other Deposit Funds...................     207,156     460,124     182,934
   Net Transfers to Separate Accounts.....   5,492,964   2,414,669   1,541,419
                                            ----------  ----------  ----------
     Total Benefits and Expenses..........   6,556,022   3,479,669   2,517,101
                                            ----------  ----------  ----------
 Net Gain from Operations Before Federal
  Income Tax Expense......................      86,948      56,532      26,079
   Federal Income Tax Expense.............      19,360      14,048      24,038
                                            ----------  ----------  ----------
 Net Gain from Operations.................      67,588      42,484       2,041
   Net Realized Capital Gains (Losses)....         407         374          (2)
                                            ----------  ----------  ----------
 Net Income...............................  $   67,995  $   42,858  $    2,039
                                            ----------  ----------  ----------
                                            ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         STATUTORY BASIS BALANCE SHEETS

                                                       AS OF DECEMBER 31,
                                                     -----------------------
                                                        1996         1995
                                                     -----------  ----------
                                                             ($000)
 Assets
   Bonds...........................................  $ 1,268,480  $1,226,489
   Common Stocks...................................       44,996      39,776
   Policy Loans....................................       28,853      22,521
   Cash and Short-Term Investments.................      176,830     173,304
   Other Invested Assets...........................        2,858      13,432
                                                     -----------  ----------
     Total Cash and Invested Assets................    1,522,017   1,475,522
                                                     -----------  ----------
   Investment Income Due and Accrued...............       14,555      18,021
   Premium Balances Receivable.....................          373         402
   Receivables from Affiliates.....................          257       8,182
   Other Assets....................................       19,099      25,907
   Separate Account Assets.........................   14,619,324   7,324,910
                                                     -----------  ----------
     Total Assets..................................  $16,175,625  $8,852,944
                                                     -----------  ----------
                                                     -----------  ----------
 Liabilities
   Aggregate Reserves for Future Benefits..........  $   571,970  $  542,082
   Policy and Contract Claims......................        6,806       8,223
   Liability for Premium and Other Deposit Funds...    1,155,143     948,361
   Asset Valuation Reserve.........................        7,442       8,010
   Payable to Affiliates...........................       10,022       3,682
   Other Liabilities...............................     (498,195)   (220,658)
   Separate Account Liabilities....................   14,619,324   7,324,910
                                                     -----------  ----------
     Total Liabilities.............................   15,872,512   8,614,610
                                                     -----------  ----------
 Capital and Surplus
   Common Stock....................................        2,500       2,500
   Gross Paid-In and Contributed Surplus...........      226,043     226,043
   Unassigned Funds................................       74,570       9,791
                                                     -----------  ----------
     Total Capital and Surplus.....................      303,113     238,334
                                                     -----------  ----------
   Total Liabilities and Capital and Surplus.......  $16,175,625  $8,852,944
                                                     -----------  ----------
                                                     -----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                             FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------
                                              1996         1995         1994
                                            ---------    ---------    --------
                                                          ($000)
 Capital and Surplus -- Beginning of
  Year...................................   $ 238,334    $  91,285    $ 88,693
                                            ---------    ---------    --------
   Net Income............................      67,995       42,858       2,039
   Change in Net Unrealized Capital
    (Losses) Gains on Common Stocks......      (5,171)       1,709        (133)
   Change in Asset Valuation Reserve.....         568       (5,588)     (1,356)
   Change in Non-Admitted Assets.........       1,387       (1,944)     (8,599)
   Change in Reserve (Valuation Basis)...          --           --      10,659
   Aggregate Write-ins for Surplus.......          --        8,080         (18)
   Dividends to Shareholder..............          --      (10,000)         --
   Paid-In Surplus.......................          --      111,934          --
                                            ---------    ---------    --------
     Change in Capital and Surplus.......      64,779      147,049       2,592
                                            ---------    ---------    --------
 Capital and Surplus -- End of Year......   $ 303,113    $ 238,334    $ 91,285
                                            ---------    ---------    --------
                                            ---------    ---------    --------

   The accompanying notes are an integral part of these financial statements.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    STATUTORY BASIS STATEMENTS OF CASH FLOWS

                                                FOR THE YEARS ENDED DECEMBER 31,
                                            -----------------------------------------
                                               1996           1995           1994
                                            -----------    -----------    -----------
                                                             ($000)
 Operations
   Premiums, Annuity Considerations and
    Other Fund Deposits..................   $ 2,147,627    $ 1,253,511    $ 1,050,493
   Net Investment Income.................       106,178         78,328         24,519
   Other Revenues........................     4,396,892      2,253,466      1,515,700
                                            -----------    -----------    -----------
     Total Revenues......................     6,650,697      3,585,305      2,590,712
                                            -----------    -----------    -----------
   Benefits Paid.........................       338,998        277,965        181,205
   Federal Income Taxes Paid on
    Operations...........................        28,857        208,423         20,634
   Other Expenses........................     6,254,139      2,664,385      1,832,905
                                            -----------    -----------    -----------
     Total Benefits and Expenses.........     6,621,994      3,150,773      2,034,744
                                            -----------    -----------    -----------
     Net Cash from Operations............        28,703        434,532        555,968
                                            -----------    -----------    -----------
 Proceeds from Investments
   Bonds.................................       871,019        287,941         87,747
   Common Stocks.........................        72,100             52             --
   Other.................................            10             28             40
                                            -----------    -----------    -----------
     Total Investment Proceeds...........       943,129        288,021         87,787
                                            -----------    -----------    -----------
 Taxes (Paid) Received on Capital (Gains)
  Losses.................................          (936)          (226)            96
 Paid-In Surplus.........................            --        111,934             --
 Other Cash Provided.....................        41,998         28,199         30,554
                                            -----------    -----------    -----------
     Total Proceeds......................     1,012,894        862,460        674,405
                                            -----------    -----------    -----------
 Cost of Investments Acquired
   Bonds.................................       914,523        720,521        595,181
   Common Stocks.........................        82,495         35,794            808
   Miscellaneous Applications............           130          2,146          2,523
                                            -----------    -----------    -----------
     Total Investments Acquired..........       997,148        758,461        598,512
                                            -----------    -----------    -----------
 Other Cash Applied
   Dividends Paid to Shareholders........            --         10,000             --
   Other.................................        12,220          5,007         24,813
                                            -----------    -----------    -----------
     Total Other Cash Applied............        12,220         15,007         24,813
                                            -----------    -----------    -----------
       Total Applications................     1,009,368        773,468        623,325
                                            -----------    -----------    -----------
 Net Change in Cash and Short-Term
  Investments............................         3,526         88,992         51,080
 Cash and Short-Term Investments,
  Beginning of Year......................       173,304         84,312         33,232
                                            -----------    -----------    -----------
 Cash and Short-Term Investments, End of
  Year...................................   $   176,830    $   173,304    $    84,312
                                            -----------    -----------    -----------
                                            -----------    -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

---------------------------------------------------
 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("Hartford Life"), which is ultimately owned by ITT Hartford Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, The Hartford announced its plans to sell up to 20% of Hartford Life to the public. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory-basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

    (1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

    (2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, generally, for universal life policies and investment products, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

    (3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

    (4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

    (5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

    (6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are required to be recorded;

    (7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    realized gains and losses are recognized in the period the asset is sold;

    (8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

    (9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for- sale" and accordingly, those investments were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital
    (loss)/ gain on investments, net of tax". For statutory reporting purposes, Net Unrealized Capital Losses (Gains) on Common Stocks represent unrealized losses (gains) on common stock reported at fair value; and

    (10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, 1996, 1995 and 1994, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1996         1995         1994
                                 -----------  -----------  -----------
GAAP Net Income................  $    41,202  $    38,821  $    23,295
Amortization and deferral of
 policy acquisition costs......     (341,572)    (174,341)    (117,863)
Change in unearned revenue
 reserve.......................       55,504       32,300       24,494
Deferred taxes.................        2,090        2,801       (9,267)
Separate accounts..............      306,978      146,635       75,941
Other, net.....................        3,793       (3,358)       5,439
                                 -----------  -----------  -----------
Statutory Net Income...........  $    67,995  $    42,858  $     2,039
                                 -----------  -----------  -----------
                                 -----------  -----------  -----------

                                    1996         1995         1994
                                 -----------  -----------  -----------
GAAP Capital and Surplus.......  $   503,887  $   455,541  $   199,785
Deferred policy acquisition
 costs.........................     (938,114)    (596,542)    (422,201)
Unearned revenue reserve.......      130,148       74,644       42,344
Deferred taxes.................       12,823        1,493       13,257
Separate accounts..............      640,101      333,123      186,488
Asset valuation reserve........       (7,442)      (8,010)      (2,422)
Unrealized gain (loss) on
 bonds.........................        5,112       (1,696)      21,918
Adjustment relating to Lyndon
 contribution (see Note 3).....      (41,277)     (41,277)          --
Other, net.....................       (2,125)      21,058       52,116
                                 -----------  -----------  -----------
Statutory Capital and
 Surplus.......................  $   303,113  $   238,334  $    91,285
                                 -----------  -----------  -----------
                                 -----------  -----------  -----------

AGGREGATE RESERVES AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 5%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Basis Statements of Income.

    During 1994, the Company changed the valuation method on aggregate reserves for future benefits resulting in a $10.7 million increase in surplus. The new valuation method is in accordance with presently accepted actuarial standards.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO")are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at market value with the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    Changes in net unrealized capital (losses)/gains on common stocks are reported as (reductions)/additions of surplus. The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve decreased by $568 in 1996 and increased by $5,588 and $1,356 in 1995 and 1994, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Basis Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital gains reclassified from the IMR was $1,413 and $39 in 1996 and 1995, respectively, and the amount of net capital losses was $67 in 1994. The amount of income amortized was $392, $256 and $114 in 1996, 1995 and 1994, respectively.

OTHER LIABILITIES

    The amount reflected in other liabilities includes a receivable from the separate accounts of $640 million and $333 million as of December 31, 1996 and 1995, respectively. The balances are classified in accordance with NAIC accounting practices.

---------------------------------------------------
 2. INVESTMENTS
(A) COMPONENTS OF NET INVESTMENT INCOME

                              1996       1995       1994
                            ---------  ---------  ---------
Interest income from
 bonds....................  $  89,940  $  76,100  $  28,335
Interest income from
 policy loans.............      1,846      1,504        454
Interest and dividends
 from other investments...      7,864      2,288      1,069
                            ---------  ---------  ---------
Gross investment income...     99,650     79,892     29,858
Less: investment
 expenses.................      1,209      1,105        846
                            ---------  ---------  ---------
Net investment income.....  $  98,441  $  78,787  $  29,012
                            ---------  ---------  ---------
                            ---------  ---------  ---------

(B) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON STOCKS

                                  1996       1995       1994
                                ---------  ---------  ---------
Gross unrealized capital gains
 at end of year...............  $     713  $   1,724  $      75
Gross unrealized capital
 losses at end of year........     (4,160)        --        (60)
                                ---------  ---------  ---------
Net unrealized capital
 (losses) gains...............     (3,447)     1,724         15
Balance at beginning of
 year.........................      1,724         15        148
                                ---------  ---------  ---------
Change in net unrealized
 capital (losses) gains on
 common stocks................  $  (5,171) $   1,709  $    (133)
                                ---------  ---------  ---------
                                ---------  ---------  ---------

(C) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND SHORT-TERM INVESTMENTS

                            1996        1995        1994
                         ----------  ----------  ----------
Gross unrealized
 capital gains at end
 of year...............  $   11,821  $   22,251  $      986
Gross unrealized
 capital losses at end
 of year...............      (3,842)     (1,374)    (34,718)
                         ----------  ----------  ----------
Net unrealized capital
 gains (losses) after
 tax...................       7,979      20,877     (33,732)
Balance at beginning of
 year..................      20,877     (33,732)      5,232
                         ----------  ----------  ----------
Change in net
 unrealized capital
 (losses) gains on
 bonds and short-term
 investments...........  $  (12,898) $   54,609  $  (38,964)
                         ----------  ----------  ----------
                         ----------  ----------  ----------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                    1996       1995       1994
                                  ---------  ---------  ---------
Bonds and short-term
 investments....................  $   2,756  $     156  $    (101)
Common stocks...................          0         52          0
Real estate and other...........          0          0         34
                                  ---------  ---------  ---------
Realized capital gains
 (losses).......................      2,756        208        (67)
Capital gains taxes (benefit)...        936       (205)         2
                                  ---------  ---------  ---------
Net realized capital gains
 (losses) after tax.............      1,820        413        (69)
Less: IMR capital gains
 (losses).......................      1,413         39        (67)
                                  ---------  ---------  ---------
Net realized capital gains
 (losses).......................  $     407  $     374  $      (2)
                                  ---------  ---------  ---------
                                  ---------  ---------  ---------

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1996 and 1995.

(F) CONCENTRATION OF CREDIT RISK

    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

(G) BONDS, SHORT-TERM AND COMMON STOCK INVESTMENTS

                                                                                       AS OF DECEMBER 31, 1996
                                                                           ------------------------------------------------
                                                                                           GROSS UNREALIZED
                                                                            AMORTIZED    --------------------      FAIR
                                                                               COST        GAINS     LOSSES       VALUE
                                                                           ------------  ---------  ---------  ------------
U.S. government and government agencies and authorities:
  (Guaranteed and sponsored).............................................  $     58,761  $       6  $    (195) $     58,572
  (Guaranteed and sponsored) -- asset-backed.............................        78,237      1,477       (609)       79,105
States, municipalities and political subdivisions........................        25,958        163         (2)       26,119
International governments................................................         7,447        205         --         7,652
Public utilities.........................................................        70,116        396       (424)       70,088
All other corporate......................................................       410,530      6,357     (1,355)      415,532
All other corporate -- asset-backed......................................       485,953      2,654     (1,081)      487,526
Short-term investments...................................................       148,094         --        (66)      148,028
Certificates of deposit..................................................        83,378        563       (110)       83,831
Parents, subsidiaries and affiliates.....................................        48,100         --         --        48,100
                                                                           ------------  ---------  ---------  ------------
  Total bonds and short-term investments.................................  $  1,416,574  $  11,821  $  (3,842) $  1,424,553
                                                                           ------------  ---------  ---------  ------------
                                                                           ------------  ---------  ---------  ------------
Common stock -- unaffiliated.............................................  $     13,064  $     713  $       0  $     13,777
Common stock -- affiliated...............................................        35,379          0      4,160        31,219
                                                                           ------------  ---------  ---------  ------------
Total common stocks......................................................  $     48,443  $     713  $   4,160  $     44,996
                                                                           ------------  ---------  ---------  ------------
                                                                           ------------  ---------  ---------  ------------

                                                                                       AS OF DECEMBER 31, 1995
                                                                         ----------------------------------------------------
                                                                                           GROSS UNREALIZED
                                                                          AMORTIZED    ------------------------      FAIR
                                                                             COST         GAINS       LOSSES        VALUE
                                                                         ------------  -----------  -----------  ------------
U.S. government and government agencies and authorities:
  (Guaranteed and sponsored)...........................................  $     44,268   $      14    $    (248)  $     44,034
  (Guaranteed and sponsored) -- asset-backed...........................       176,160       4,644         (682)       180,122
States, municipalities and political subdivisions......................        16,948          38           (6)        16,980
International governments..............................................         5,402         441           --          5,843
Public utilities.......................................................       108,083       1,652          (90)       109,645
All other corporate....................................................       374,058       8,145         (248)       381,955
All other corporate -- asset-backed....................................       410,197       5,841          (89)       415,949
Short-term investments.................................................       139,011          18           --        139,029
Certificates of deposit................................................        91,373       1,458          (11)        92,820
                                                                         ------------  -----------  -----------  ------------
  Total bonds and short-term investments...............................  $  1,365,500   $  22,251    $  (1,374)  $  1,386,377
                                                                         ------------  -----------  -----------  ------------
                                                                         ------------  -----------  -----------  ------------
Common stock -- unaffiliated...........................................  $      2,668   $     555    $      --   $      3,223
Common stock -- affiliated.............................................        35,384       1,169           --         36,553
                                                                         ------------  -----------  -----------  ------------
  Total common stocks..................................................  $     38,052   $   1,724    $      --   $     39,776
                                                                         ------------  -----------  -----------  ------------
                                                                         ------------  -----------  -----------  ------------

    The amortized cost and estimated market value of bonds and short-term investments at December 31, 1996 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               ESTIMATED
                                 AMORTIZED        FAIR
           MATURITY                 COST         VALUE
------------------------------  ------------  ------------
Due in one year or less.......  $    478,095  $    478,852
Due after one year through
 five years...................       622,805       623,105
Due after five years through
 ten years....................       259,479       265,681
Due after ten years...........        56,195        56,915
                                ------------  ------------
  Total.......................  $  1,416,574  $  1,424,553

    Proceeds from sales of investments in bonds and short-term investments during 1996, 1995 and 1994 were $668,078, $313,961 and $117,912, respectively, resulting in gross realized gains of $3,675, $1,419 and $518, respectively, and gross realized losses of $919, $1,263 and $619, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS
   BALANCE SHEET ITEMS (IN MILLIONS):

                                  1996                    1995
                         ----------------------  ----------------------
                          CARRYING      FAIR      CARRYING      FAIR
                           AMOUNT       VALUE      AMOUNT       VALUE
                         -----------  ---------  -----------  ---------
Assets
  Bonds and short-term
   investments.........   $   1,417   $   1,425   $   1,366   $   1,386
  Common stocks........          45          45          40          40
  Policy loans.........          29          29          23          23
  Other invested
   assets..............           3           3          13          13
Liabilities
  Liabilities on
   investment
   contracts...........   $   1,245   $   1,191   $   1,031   $     981

    The carrying amounts for policy loans approximates fair value. The liabilities are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

---------------------------------------------------
 3. RELATED PARTY TRANSACTIONS

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends.

    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

    For additional information, see Note 5.

---------------------------------------------------
 4. FEDERAL INCOME TAXES

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of Hartford Life, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes paid by the Company were $29,792, $215,921 and $20,538 in 1996, 1995 and 1994, respectively. The effective tax rate was 22%, 25% and 92% in 1996, 1995 and 1994, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax expense (in millions).

                                                     1996       1995        1994
                                                   ---------  ---------     -----
Tax provision at U.S. Federal statutory rate.....  $      30  $      20   $       9
Tax deferred acquisition costs...................         27          8           8
Statutory to tax reserve differences.............         --          3           5
Unrealized (gain)/loss on separate accounts......        (21)       (13)          2
Investments and other............................        (17)        (4)         --
                                                   ---------  ---------         ---
Federal income tax expense.......................  $      19  $      14   $      24
                                                   ---------  ---------         ---
                                                   ---------  ---------         ---

---------------------------------------------------
 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1996 or 1994. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

---------------------------------------------------
 6. PENSION PLANS AND OTHER POST-RETIREMENT
   AND POST-EMPLOYMENT BENEFITS

    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $358, $1,034, and $1,211 in 1996, 1995 and 1994, respectively. Liabilities for the plan are held by The Hartford.

    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1996, 1995 and 1994.

    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 9.3% for 1996, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1996, 1995 and 1994.

    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1996, 1995 and 1994.

---------------------------------------------------
 7. REINSURANCE

    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

    Life insurance net retained premiums were comprised of the following:

                                       1996        1995        1994
                                    ----------  ----------  ----------
Direct premiums...................  $  226,612  $  159,918  $  133,180
Premiums assumed..................      33,817      13,299         960
Premiums ceded....................     (10,185)     (7,425)    308,033
                                    ----------  ----------  ----------
Premiums and annuity
 considerations...................  $  250,244  $  165,792  $  442,173
                                    ----------  ----------  ----------
                                    ----------  ----------  ----------

    The Company ceded to a third party, on a modified coinsurance basis, 80% of the variable annuity business written in 1994. The ceded business includes both general and separate account liabilities. As a result of the agreement, in December 1994, ILA transferred approximately $1,352 million in assets and liabilities. The financial impact of the cession was an increase of approximately $15 million to net income and surplus in 1994.

    In November 1994, the Company ceded, on a modified coinsurance basis, 30% of the separate account variable annuity business distributed by Paine Webber to Paine Webber Life Insurance Company ("PWLIC"). As a result of the agreement, ILA transferred approximately $24 million in assets and liabilities to PWLIC. The financial impact of the cession was an increase of approximately $765 to net income and surplus in 1994.

    In October 1994, the agreement, effective December 1990, which required ILA to coinsure 90% of all existing and new business, excluding variable annuity business, written by the Company to HLIC, was terminated. As a result of the termination, ILA received approximately $430 million in assets and liabilities from HLIC. The impact of the transaction was a decrease of approximately $15 million to net income and surplus in 1994.

    In November 1993, ILA acquired, through an assumption reinsurance transaction, substantially all of the individual fixed and variable annuity business of Hartford Life and Accident, an affiliate. As a result of this transaction, the assets and liabilities of the Company increased approximately $1 billion, substantially all of which was transferred to the separate accounts of the Company. The remaining assets and liabilities (approximately $41 million) were transferred in October 1995. The impact of these transactions on net income and surplus was not significant.

                                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

---------------------------------------------------
 8. SEPARATE ACCOUNTS

    The Company maintains separate account assets and liabilities totaling $14.6 billion and $7.3 billion at December 31, 1996 and 1995, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $144 million, $72 million and $42 million in 1996, 1995 and 1994, respectively, and are recorded as a component of other revenues on the Statutory Basis Statements of Income.

---------------------------------------------------
 9. COMMITMENTS AND CONTINGENCIES

    As of December 31, 1996 and 1995, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,262, $1,684 and $583 in 1996, 1995 and 1994,
respectively. ILA incurred guaranteed fund expense of $548, $0 and $0 in 1996, 1995 and 1994, respectively.

   ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
   SEPARATE ACCOUNT ONE

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1997 (UNAUDITED)

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  -------------- -------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                           169,597,479
    Cost                          $ 171,072,401
    Market Value.........  $171,819,546        --            --             --
  Hartford Stock Fund,
    Inc.
    Shares                           340,811,887
    Cost                          $1,212,317,223
    Market Value.........       --       $1,632,821,232      --             --
  HVA Money Market Fund,
    Inc.
    Shares                           208,764,060
    Cost                          $ 208,764,060
    Market Value.........       --             --       $208,764,060        --
  Hartford Advisers Fund,
    Inc.
    Shares                         1,249,920,406
    Cost                          $2,363,912,080
    Market Value.........       --             --            --        $2,985,772,369
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                           443,731,641
    Cost                          $1,498,272,654
    Market Value.........       --             --            --             --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                            70,370,601
    Cost                          $  75,561,702
    Market Value.........       --             --            --             --
  Hartford Index Fund,
    Inc.
    Shares                           125,680,716
    Cost                          $ 265,220,982
    Market Value.........       --             --            --             --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                           415,886,551
    Cost                          $ 521,698,731
    Market Value.........       --             --            --             --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                           459,905,475
    Cost                          $ 652,405,452
    Market Value.........       --             --            --             --
  Hartford International
    Advisers Fund, Inc.
    Shares                            95,201,173
    Cost                          $ 109,003,281
    Market Value.........       --             --            --             --
  Hartford Small Company
    Fund, Inc.
    Shares                            54,871,903
    Cost                          $  58,558,137
    Market Value.........       --             --            --             --
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....       396,157       2,870,405      --            4,862,727
  Receivable from fund
    shares sold..........       --             --            694,529        --
                           ------------  -------------- -------------  --------------
  Total Assets...........   172,215,703   1,635,691,637  209,458,589   2,990,635,096
                           ------------  -------------- -------------  --------------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....       --             --            696,130        --
  Payable for fund shares
    purchased............       396,236       2,869,063      --            4,862,064
                           ------------  -------------- -------------  --------------
  Total Liabilities......       396,236       2,869,063      696,130       4,862,064
                           ------------  -------------- -------------  --------------
  Net Assets (variable
    annuity contract
    liabilities).........  $171,819,467  $1,632,822,574 $208,762,459   $2,985,773,032
                           ------------  -------------- -------------  --------------
                           ------------  -------------- -------------  --------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........    86,535,618     379,292,652  129,009,907     890,709,525
  Unit Price.............  $   1.981198  $     4.302210 $   1.617289   $    3.349354
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........       189,418         238,467       71,821         737,910
  Unit Price.............  $   1.981198  $     4.302210 $   1.617289   $    3.349354

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.
    Shares                           169,597,479
    Cost                          $ 171,072,401
    Market Value.........       --                --               --              --                 --             --
  Hartford Stock Fund,
    Inc.
    Shares                           340,811,887
    Cost                          $1,212,317,223
    Market Value.........       --                --               --              --                 --             --
  HVA Money Market Fund,
    Inc.
    Shares                           208,764,060
    Cost                          $ 208,764,060
    Market Value.........       --                --               --              --                 --             --
  Hartford Advisers Fund,
    Inc.
    Shares                         1,249,920,406
    Cost                          $2,363,912,080
    Market Value.........       --                --               --              --                 --             --
  Hartford Capital
    Appreciation Fund,
    Inc.
    Shares                           443,731,641
    Cost                          $1,498,272,654
    Market Value.........  $1,838,183,171         --               --              --                 --             --
  Hartford Mortgage
    Securities Fund, Inc.
    Shares                            70,370,601
    Cost                          $  75,561,702
    Market Value.........       --             $75,272,124         --              --                 --             --
  Hartford Index Fund,
    Inc.
    Shares                           125,680,716
    Cost                          $ 265,220,982
    Market Value.........       --                --          $ 330,543,426        --                 --             --
  Hartford International
    Opportunities Fund,
    Inc.
    Shares                           415,886,551
    Cost                          $ 521,698,731
    Market Value.........       --                --               --           $596,582,187          --             --
  Hartford Dividend and
    Growth Fund, Inc.
    Shares                           459,905,475
    Cost                          $ 652,405,452
    Market Value.........       --                --               --              --            $821,963,762        --
  Hartford International
    Advisers Fund, Inc.
    Shares                            95,201,173
    Cost                          $ 109,003,281
    Market Value.........       --                --               --              --                 --         $114,448,852
  Hartford Small Company
    Fund, Inc.
    Shares                            54,871,903
    Cost                          $  58,558,137
    Market Value.........       --                --               --              --                 --             --
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....       2,148,459           93,265        1,069,846        1,106,444        3,001,743        370,555
  Receivable from fund
    shares sold..........       --                --               --              --                 --             --
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total Assets...........   1,840,331,630       75,365,389      331,613,272      597,688,631      824,965,505    114,819,407
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....       --                --               --              --                 --             --
  Payable for fund shares
    purchased............       2,012,675           93,754        1,064,965        1,106,291        3,001,100        370,576
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total Liabilities......       2,012,675           93,754        1,064,965        1,106,291        3,001,100        370,576
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net Assets (variable
    annuity contract
    liabilities).........  $1,838,318,955      $75,271,635    $ 330,548,307     $596,582,340     $821,964,405    $114,448,831
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........     402,450,436       37,523,547       97,224,198      367,020,792      419,136,061     84,254,747
  Unit Price.............  $     4.565863      $  2.005984    $    3.399356     $   1.624565     $   1.960310    $  1.358144
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........         172,015         --                 14,310          205,105          167,215         13,807
  Unit Price.............  $     4.565863      $  --          $    3.399356     $   1.624565     $   1.960310    $  1.358144

                               SMALL
                           COMPANY FUND
                            SUB-ACCOUNT
                           -------------
ASSETS:
Investments:
  Hartford Bond Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Stock Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --
  HVA Money Market Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Advisers Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Capital
    Appreciation Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Mortgage
    Securities Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Index Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford International
    Opportunities Fund,
    Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Dividend and
    Growth Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford International
    Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Small Company
    Fund, Inc.

    Shares

    Cost
    Market Value.........   $64,501,099
  Due from ITT Hartford
    Life and Annuity
    Insurance Company....       347,255
  Receivable from fund
    shares sold..........       --
                           -------------
  Total Assets...........    64,848,354
                           -------------
LIABILITIES:
  Due to ITT Hartford
    Life and Annuity
    Insurance Company....       --
  Payable for fund shares
    purchased............       347,137
                           -------------
  Total Liabilities......       347,137
                           -------------
  Net Assets (variable
    annuity contract
    liabilities).........   $64,501,217
                           -------------
                           -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........    55,084,064
  Unit Price.............   $  1.170679
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
    Participants.........        13,206
  Unit Price.............   $  1.170679

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                               MONEY
                             BOND FUND      STOCK FUND      MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -------------   -------------  -------------
INVESTMENT INCOME:
  Dividends..............    $ 3,497,173   $   4,479,878     $4,925,387   $  20,086,271
EXPENSES:
  Mortality and expense
    undertakings.........       (977,210)     (8,358,966)    (1,200,166)    (16,048,915)
                           -------------   -------------   -------------  -------------
    Net investment income
     (loss)..............      2,519,963      (3,879,088)     3,725,221       4,037,356
                           -------------   -------------   -------------  -------------
CAPITAL GAINS INCOME.....       --            62,602,913        --          107,409,178
                           -------------   -------------   -------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          1,519          18,508        --                  173
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      2,424,784     207,767,595        --          264,488,985
                           -------------   -------------   -------------  -------------
    Net gain (losses) on
     investments.........      2,426,303     207,786,103        --          264,489,158
                           -------------   -------------   -------------  -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $ 4,946,266   $ 266,509,928     $3,725,221   $ 375,935,692
                           -------------   -------------   -------------  -------------
                           -------------   -------------   -------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                           INTERNATIONAL         DIVIDEND AND
                          APPRECIATION FUND  SECURITIES FUND    INDEX FUND      OPPORTUNITIES FUND       GROWTH FUND
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                          -----------------  ---------------  ---------------  ---------------------  ------------------
INVESTMENT INCOME:
  Dividends..............   $  3,307,799       $1,643,058       $   1,263,527       $   507,647          $     4,455,953
EXPENSES:
  Mortality and expense
    undertakings.........     (9,709,864)        (462,004)         (1,673,333)       (3,241,830)              (3,953,507)
                          -----------------  ---------------  ---------------  ---------------------  ------------------
    Net investment income
     (loss)..............     (6,402,065)       1,181,054            (409,806)       (2,734,183)                 502,446
                          -----------------  ---------------  ---------------  ---------------------  ------------------
CAPITAL GAINS INCOME.....    112,339,947          --               19,616,096        37,513,752               15,828,765
                          -----------------  ---------------  ---------------  ---------------------  ------------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        (58,490)             938             196,049            (8,740)              --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    111,309,571          979,424          29,500,250        16,719,314               98,277,900
                          -----------------  ---------------  ---------------  ---------------------  ------------------
    Net gain (losses) on
     investments.........    111,251,081          980,362          29,696,299        16,710,574               98,277,900
                          -----------------  ---------------  ---------------  ---------------------  ------------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $217,188,963       $2,161,416       $  48,902,589       $51,490,143          $   114,609,111
                          -----------------  ---------------  ---------------  ---------------------  ------------------
                          -----------------  ---------------  ---------------  ---------------------  ------------------

                            INTERNATIONAL      SMALL
                            ADVISERS FUND   COMPANY FUND
                             SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------  ------------
INVESTMENT INCOME:
  Dividends..............    $3,867,653      $      459
EXPENSES:
  Mortality and expense
    undertakings.........      (560,537)       (258,824)
                           ---------------  ------------
    Net investment income
     (loss)..............     3,307,116        (258,365)
                           ---------------  ------------
CAPITAL GAINS INCOME.....       262,472         170,800
                           ---------------  ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         1,781          (1,400)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     3,753,567       5,732,153
                           ---------------  ------------
    Net gain (losses) on
     investments.........     3,755,348       5,730,753
                           ---------------  ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $7,324,936      $5,643,188
                           ---------------  ------------
                           ---------------  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                                MONEY
                            BOND FUND       STOCK FUND       MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                          -------------   ---------------   -------------  ---------------
OPERATIONS:
  Net investment income
    (loss)............... $   2,519,963   $    (3,879,088)  $   3,725,221  $     4,037,356
  Capital gains income...      --              62,602,913        --            107,409,178
  Net realized gain
    (loss) on security
    transactions.........         1,519            18,508        --                    173
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     2,424,784       207,767,595        --            264,488,985
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     4,946,266       266,509,928       3,725,221      375,935,692
                          -------------   ---------------   -------------  ---------------
UNIT TRANSACTIONS:
  Purchases..............    21,194,767       203,271,643      90,326,057      316,999,819
  Net transfers..........     2,784,983        57,422,474     (44,364,405)      64,062,105
  Surrenders.............    (4,036,183)      (21,032,643)    (16,110,606)     (52,096,178)
  Net annuity
    transactions.........       367,423           300,071          (3,230)         376,426
                          -------------   ---------------   -------------  ---------------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....    20,310,990       239,961,545      29,847,816      329,342,172
                          -------------   ---------------   -------------  ---------------
  Total increase
    (decrease) in net
    assets...............    25,257,256       506,471,473      33,573,037      705,277,864
NET ASSETS:
  Beginning of period....   146,562,211     1,126,351,101     175,189,422    2,280,495,168
                          -------------   ---------------   -------------  ---------------
  End of period.......... $ 171,819,467   $ 1,632,822,574   $ 208,762,459  $ 2,985,773,032
                          -------------   ---------------   -------------  ---------------
                          -------------   ---------------   -------------  ---------------

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                MONEY
                            BOND FUND       STOCK FUND       MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                          -------------   ---------------   -------------  ---------------
OPERATIONS:
  Net investment income
    (loss)............... $   6,179,469   $     2,739,156   $   5,458,975  $    30,356,891
  Capital gains income...      --              23,889,792        --             32,217,082
  Net realized gain
    (loss) on security
    transactions.........       (12,579)          125,474        --                  5,867
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    (2,390,902)      143,331,264        --            201,866,663
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     3,775,988       170,085,686       5,458,975      264,446,503
                          -------------   ---------------   -------------  ---------------
UNIT TRANSACTIONS:
  Purchases..............    50,521,787       328,658,597     170,409,309      548,125,217
  Net transfers..........     6,860,514       111,488,442     (87,853,221)     158,897,610
  Surrenders.............    (5,504,050)      (23,567,485)    (14,470,700)     (70,519,197)
  Net annuity
    transactions.........         1,807           394,242           8,095          766,829
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    51,880,058       416,973,796      68,093,483      637,270,459
                          -------------   ---------------   -------------  ---------------
  Total increase
    (decrease) in net
    assets...............    55,656,046       587,059,482      73,552,458      901,716,962
NET ASSETS:
  Beginning of period....    90,906,165       539,291,619     101,636,964    1,378,778,206
                          -------------   ---------------   -------------  ---------------
  End of period.......... $ 146,562,211   $ 1,126,351,101   $ 175,189,422  $ 2,280,495,168
                          -------------   ---------------   -------------  ---------------
                          -------------   ---------------   -------------  ---------------

 * From inception, August 9, 1996, to December 31, 1996.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
OPERATIONS:
  Net investment income
    (loss)...............  $   (6,402,065)     $ 1,181,054    $    (409,806)    $ (2,734,183)    $    502,446    $ 3,307,116
  Capital gains income...     112,339,947         --             19,616,096       37,513,752       15,828,765        262,472
  Net realized gain
    (loss) on security
    transactions.........         (58,490)             938          196,049           (8,740)         --               1,781
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     111,309,571          979,424       29,500,250       16,719,314       98,277,900      3,753,567
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     217,188,963        2,161,416       48,902,589       51,490,143      114,609,111      7,324,936
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     200,477,792        6,453,475       51,695,403       51,163,419      159,362,739     26,432,266
  Net transfers..........      27,475,280       (4,334,910)      14,509,831       16,868,400       60,144,165     10,268,826
  Surrenders.............     (24,971,635)      (3,647,277)      (3,890,946)      (7,918,423)     (10,369,536)    (1,412,229)
  Net annuity
    transactions.........          71,404         --                 29,182           13,483          127,420         17,973
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....     203,052,841       (1,528,712)      62,343,470       60,126,879      209,264,788     35,306,836
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total increase
    (decrease) in net
    assets...............     420,241,804          632,704      111,246,059      111,617,022      323,873,899     42,631,772
NET ASSETS:
  Beginning of period....   1,418,077,151       74,638,931      219,302,248      484,965,318      498,090,506     71,817,059
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  End of period..........  $1,838,318,955      $75,271,635    $ 330,548,307     $596,582,340     $821,964,405    $114,448,831
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
OPERATIONS:
  Net investment income
    (loss)...............  $   (5,913,744)     $ 3,346,436    $   1,224,839     $  2,771,532     $  3,729,650    $ 1,500,255
  Capital gains income...      50,334,274         --              1,690,389        8,880,986        3,429,737      1,446,895
  Net realized gain
    (loss) on security
    transactions.........         (93,060)          11,668          238,066            7,755           (2,773)          (563)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     142,164,193         (882,583)      25,487,376       31,201,375       53,771,055      1,479,032
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     186,491,663        2,475,521       28,640,670       42,861,648       60,927,669      4,425,619
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     403,482,054       13,476,913       83,760,185      110,673,155      205,512,019     37,280,366
  Net transfers..........     129,133,556        2,655,230       33,248,800       47,078,167      101,413,217     19,003,957
  Surrenders.............     (30,210,654)      (2,722,173)      (3,699,700)     (11,782,890)      (7,316,597)    (1,178,598)
  Net annuity
    transactions.........         288,203         --                    203           81,416          146,210             31
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     502,693,159       13,409,970      113,309,488      146,049,848      299,754,849     55,105,756
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total increase
    (decrease) in net
    assets...............     689,184,822       15,885,491      141,950,158      188,911,496      360,682,518     59,531,375
NET ASSETS:
  Beginning of period....     728,892,329       58,753,440       77,352,090      296,053,822      137,407,988     12,285,684
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  End of period..........  $1,418,077,151      $74,638,931    $ 219,302,248     $484,965,318     $498,090,506    $71,817,059
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------

                               SMALL
                           COMPANY FUND
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment income
    (loss)...............   $  (258,365)
  Capital gains income...       170,800
  Net realized gain
    (loss) on security
    transactions.........        (1,400)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     5,732,153
                           -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     5,643,188
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    22,247,058
  Net transfers..........    11,049,448
  Surrenders.............      (468,629)
  Net annuity
    transactions.........        14,623
                           -------------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....    32,842,500
                           -------------
  Total increase
    (decrease) in net
    assets...............    38,485,688
NET ASSETS:
  Beginning of period....    26,015,529
                           -------------
  End of period..........   $64,501,217
                           -------------
                           -------------
                               SMALL
                           COMPANY FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
    (loss)...............   $   (33,591)
  Capital gains income...       --
  Net realized gain
    (loss) on security
    transactions.........         1,014
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       210,808
                           -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       178,231
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    14,704,067
  Net transfers..........    11,169,302
  Surrenders.............       (36,071)
  Net annuity
    transactions.........       --
                           -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    25,837,298
                           -------------
  Total increase
    (decrease) in net
    assets...............    26,015,529
NET ASSETS:
  Beginning of period....       --
                           -------------
  End of period..........   $26,015,529
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------

 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1997 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account with ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the Funds) as directed by the contract owners.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1997.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life and Annuity Insurance Company
Separate Account One and to the
Owners of Units of Interest Therein:

We have audited the accompanying statement of assets and liabilities of ITT Hartford Life and Annuity Insurance Company Separate Account One (the Account) as of December 31, 1996, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life and Annuity Insurance Company Separate Account One as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP
Hartford, Connecticut
February 14, 1997

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Separate Account One

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                            MONEY
                            BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  -------------- -------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           146,680,858
    Cost                          $ 148,239,686
    Market Value.........  $146,562,046        --            --              --
  Hartford Stock Fund,
   Inc.
    Shares                           271,887,690
    Cost                          $ 913,615,438
    Market Value.........       --       $1,126,351,852      --              --
  HVA Money Market Fund,
   Inc.
    Shares                           175,190,619
    Cost                          $ 175,190,619
    Market Value.........       --             --       $ 175,190,619        --
  Hartford Advisers Fund,
   Inc.
    Shares                         1,051,147,592
    Cost                          $1,923,124,930
    Market Value.........       --             --            --        $2,280,496,234
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           362,247,751
    Cost                          $1,189,356,294
    Market Value.........       --             --            --              --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            70,696,564
    Cost                          $  75,908,313
    Market Value.........       --             --            --              --
  Hartford Index Fund,
   Inc.
    Shares                            92,073,741
    Cost                          $ 183,476,281
    Market Value.........       --             --            --              --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           344,709,798
    Cost                          $ 426,801,178
    Market Value.........       --             --            --              --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           321,883,841
    Cost                          $ 426,809,084
    Market Value.........       --             --            --              --
  Hartford International
   Advisers Fund, Inc.
    Shares                            61,562,041
    Cost                          $  70,125,043
    Market Value.........       --             --            --              --
  Hartford Small Company
   Fund, Inc.
    Shares                            24,332,525
    Cost                          $  25,804,555
    Market Value.........       --             --            --              --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       231,542       1,132,655     2,178,434       1,927,732
  Receivable from fund
   shares sold...........       --             --            --              --
                           ------------  -------------- -------------  --------------
  Total Assets...........   146,793,588   1,127,484,507   177,369,053   2,282,423,966
                           ------------  -------------- -------------  --------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --             --            --              --
  Payable for fund shares
   purchased.............       231,377       1,133,406     2,179,631       1,928,798
                           ------------  -------------- -------------  --------------
  Total Liabilities......       231,377       1,133,406     2,179,631       1,928,798
                           ------------  -------------- -------------  --------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $146,562,211  $1,126,351,101 $ 175,189,422  $2,280,495,168
                           ------------  -------------- -------------  --------------
                           ------------  -------------- -------------  --------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........    76,247,196     317,415,842   110,350,169     784,325,850
  Unit Price.............  $   1.922173  $     3.546656 $    1.586516  $     2.905301
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........           993         165,311        73,818         616,973
  Unit Price.............  $   1.922173  $     3.546656 $    1.586516  $     2.905301

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                           146,680,858
    Cost                          $ 148,239,686
    Market Value.........       --                --               --              --                 --             --
  Hartford Stock Fund,
   Inc.
    Shares                           271,887,690
    Cost                          $ 913,615,438
    Market Value.........       --                --               --              --                 --             --
  HVA Money Market Fund,
   Inc.
    Shares                           175,190,619
    Cost                          $ 175,190,619
    Market Value.........       --                --               --              --                 --             --
  Hartford Advisers Fund,
   Inc.
    Shares                         1,051,147,592
    Cost                          $1,923,124,930
    Market Value.........       --                --               --              --                 --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                           362,247,751
    Cost                          $1,189,356,294
    Market Value.........  $1,417,957,241         --               --              --                 --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                            70,696,564
    Cost                          $  75,908,313
    Market Value.........       --             $74,639,312         --              --                 --             --
  Hartford Index Fund,
   Inc.
    Shares                            92,073,741
    Cost                          $ 183,476,281
    Market Value.........       --                --          $ 219,298,474        --                 --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                           344,709,798
    Cost                          $ 426,801,178
    Market Value.........       --                --               --           $484,965,320          --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                           321,883,841
    Cost                          $ 426,809,084
    Market Value.........       --                --               --              --            $498,089,494        --
  Hartford International
   Advisers Fund, Inc.
    Shares                            61,562,041
    Cost                          $  70,125,043
    Market Value.........       --                --               --              --                 --         $71,817,046
  Hartford Small Company
   Fund, Inc.
    Shares                            24,332,525
    Cost                          $  25,804,555
    Market Value.........       --                --               --              --                 --             --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       1,472,703         --                 22,023           69,084          823,408        --
  Receivable from fund
   shares sold...........       --                 211,277         --              --                 --               8,352
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total Assets...........   1,419,429,944       74,850,589      219,320,497      485,034,404      498,912,902     71,825,398
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --                 211,658         --              --                 --               8,339
  Payable for fund shares
   purchased.............       1,352,793         --                 18,249           69,086          822,396        --
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total Liabilities......       1,352,793          211,658           18,249           69,086          822,396          8,339
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $1,418,077,151      $74,638,931    $ 219,302,248     $484,965,318     $498,090,506    $71,817,059
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........     353,465,926       38,304,268       77,074,176      326,953,712      301,766,912     56,742,550
  Unit Price.............  $     4.010163      $  1.948580    $    2.845170     $   1.482397     $   1.650056    $  1.265665
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........         154,899         --                  4,609          195,708           95,876        --
  Unit Price.............  $     4.010163      $  --          $    2.845170     $   1.482397     $   1.650056    $   --

                               SMALL
                           COMPANY FUND
                            SUB-ACCOUNT
                           -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........       --
  Hartford Small Company
   Fund, Inc.

    Shares

    Cost
    Market Value.........   $26,015,363
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....       258,025
  Receivable from fund
   shares sold...........       --
                           -------------
  Total Assets...........    26,273,388
                           -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....       --
  Payable for fund shares
   purchased.............       257,859
                           -------------
  Total Liabilities......       257,859
                           -------------
  Net Assets (variable
   annuity contract
   liabilities)..........   $26,015,529
                           -------------
                           -------------
DEFERRED ANNUITY
  CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........    24,396,916
  Unit Price.............   $  1.066345
ANNUITY CONTRACTS IN THE
  ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by
   Participants..........       --
  Unit Price.............   $   --

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT ONE

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                MONEY
                             BOND FUND       STOCK FUND      MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           --------------   -------------   -------------  -------------
INVESTMENT INCOME:
  Dividends..............    $  7,667,536   $  12,967,705     $ 7,255,862  $  53,001,953
EXPENSES:
  Mortality and expense
   undertakings..........      (1,488,067)    (10,228,549)     (1,796,887)   (22,645,062)
                           --------------   -------------   -------------  -------------
    Net investment income
     (loss)..............       6,179,469       2,739,156       5,458,975     30,356,891
                           --------------   -------------   -------------  -------------
CAPITAL GAINS INCOME.....        --            23,889,792        --           32,217,082
                           --------------   -------------   -------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         (12,579)        125,474        --                5,867
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (2,390,902)    143,331,264        --          201,866,663
                           --------------   -------------   -------------  -------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........      (2,403,481)    143,456,738        --          201,872,530
                           --------------   -------------   -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $  3,775,988   $ 170,085,686     $ 5,458,975  $ 264,446,503
                           --------------   -------------   -------------  -------------
                           --------------   -------------   -------------  -------------

* From inception, August 9, 1996, to December 31, 1996.

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               CAPITAL          MORTGAGE                           INTERNATIONAL        DIVIDEND AND
                          APPRECIATION FUND  SECURITIES FUND    INDEX FUND      OPPORTUNITIES FUND       GROWTH FUND
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                          -----------------  ---------------  ---------------  ---------------------  -----------------
INVESTMENT INCOME:
  Dividends..............   $  7,386,029       $4,153,578       $   3,067,328       $ 7,701,529          $    7,499,405
EXPENSES:
  Mortality and expense
   undertakings..........    (13,299,773)        (807,142)         (1,842,489)       (4,929,997)             (3,769,755)
                          -----------------  ---------------  ---------------  ---------------------  -----------------
    Net investment income
     (loss)..............     (5,913,744)       3,346,436           1,224,839         2,771,532               3,729,650
                          -----------------  ---------------  ---------------  ---------------------  -----------------
CAPITAL GAINS INCOME.....     50,334,274          --                1,690,389         8,880,986               3,429,737
                          -----------------  ---------------  ---------------  ---------------------  -----------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        (93,060)          11,668             238,066             7,755                  (2,773)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    142,164,193         (882,583)         25,487,376        31,201,375              53,771,055
                          -----------------  ---------------  ---------------  ---------------------  -----------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........    142,071,133         (870,915)         25,725,442        31,209,130              53,768,282
                          -----------------  ---------------  ---------------  ---------------------  -----------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $186,491,663       $2,475,521       $  28,640,670       $42,861,648          $   60,927,669
                          -----------------  ---------------  ---------------  ---------------------  -----------------
                          -----------------  ---------------  ---------------  ---------------------  -----------------

                            INTERNATIONAL      SMALL
                            ADVISERS FUND   COMPANY FUND
                             SUB-ACCOUNT    SUB-ACCOUNT*
                           ---------------  ------------
INVESTMENT INCOME:
  Dividends..............    $2,027,740       $ 19,636
EXPENSES:
  Mortality and expense
   undertakings..........      (527,485)       (53,227)
                           ---------------  ------------
    Net investment income
     (loss)..............     1,500,255        (33,591)
                           ---------------  ------------
CAPITAL GAINS INCOME.....     1,446,895         --
                           ---------------  ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          (563)         1,014
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,479,032        210,808
                           ---------------  ------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........     1,478,469        211,822
                           ---------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $4,425,619       $178,231
                           ---------------  ------------
                           ---------------  ------------

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Separate Account One

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                MONEY
                            BOND FUND       STOCK FUND       MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                          -------------   ---------------   -------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................ $   6,179,469   $     2,739,156   $   5,458,975  $    30,356,891
  Capital gains income...      --              23,889,792        --             32,217,082
  Net realized gain
   (loss) on security
   transactions..........       (12,579)          125,474        --                  5,867
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (2,390,902)      143,331,264        --            201,866,663
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     3,775,988       170,085,686       5,458,975      264,446,503
                          -------------   ---------------   -------------  ---------------
UNIT TRANSACTIONS:
  Purchases..............    50,521,787       328,658,597     170,409,309      548,125,217
  Net transfers..........     6,860,514       111,488,442     (87,853,221)     158,897,610
  Surrenders.............    (5,504,050)      (23,567,485)    (14,470,700)     (70,519,197)
  Net annuity
   transactions..........         1,807           394,242           8,095          766,829
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    51,880,058       416,973,796      68,093,483      637,270,459
                          -------------   ---------------   -------------  ---------------
  Total increase
   (decrease) in net
   assets................    55,656,046       587,059,482      73,552,458      901,716,962
NET ASSETS:
  Beginning of period....    90,906,165       539,291,619     101,636,964    1,378,778,206
                          -------------   ---------------   -------------  ---------------
  End of period.......... $ 146,562,211   $ 1,126,351,101   $ 175,189,422  $ 2,280,495,168
                          -------------   ---------------   -------------  ---------------
                          -------------   ---------------   -------------  ---------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                MONEY
                            BOND FUND       STOCK FUND       MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                          -------------   ---------------   -------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................ $   3,623,445   $     3,565,344   $   2,459,135  $    24,292,959
  Capital gains income...      --              10,042,632        --             10,002,290
  Net realized gain
   (loss) on security
   transactions..........        (1,975)             (399)       --                 (7,267)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     6,900,317        83,219,709        --            206,272,399
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    10,521,787        96,827,286       2,459,135      240,560,381
                          -------------   ---------------   -------------  ---------------
UNIT TRANSACTIONS:
  Purchases..............    25,372,374       158,137,004      80,712,314      270,288,399
  Net transfers..........     4,295,703        52,451,790     (20,394,095)      82,728,374
  Surrenders.............    (3,251,644)      (10,089,748)     (6,391,220)     (40,365,223)
  Net annuity
   transactions..........      --                  21,071         103,096          437,471
                          -------------   ---------------   -------------  ---------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    26,416,433       200,520,117      54,030,095      313,089,021
                          -------------   ---------------   -------------  ---------------
  Total increase
   (decrease) in net
   assets................    36,938,220       297,347,403      56,489,230      553,649,402
NET ASSETS:
  Beginning of period....    53,967,945       241,944,216      45,147,734      825,128,804
                          -------------   ---------------   -------------  ---------------
  End of period.......... $  90,906,165   $   539,291,619   $ 101,636,964  $ 1,378,778,206
                          -------------   ---------------   -------------  ---------------
                          -------------   ---------------   -------------  ---------------

 * From inception, August 9, 1996, to December 31, 1996.
** From inception, March 1, 1995, to December 31, 1995.

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   (5,913,744)     $ 3,346,436    $   1,224,839     $  2,771,532     $  3,729,650    $ 1,500,255
  Capital gains income...      50,334,274         --              1,690,389        8,880,986        3,429,737      1,446,895
  Net realized gain
   (loss) on security
   transactions..........         (93,060)          11,668          238,066            7,755           (2,773)          (563)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     142,164,193         (882,583)      25,487,376       31,201,375       53,771,055      1,479,032
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     186,491,663        2,475,521       28,640,670       42,861,648       60,927,669      4,425,619
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     403,482,054       13,476,913       83,760,185      110,673,155      205,512,019     37,280,366
  Net transfers..........     129,133,556        2,655,230       33,248,800       47,078,167      101,413,217     19,003,957
  Surrenders.............     (30,210,654)      (2,722,173)      (3,699,700)     (11,782,890)      (7,316,597)    (1,178,598)
  Net annuity
   transactions..........         288,203         --                    203           81,416          146,210             31
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     502,693,159       13,409,970      113,309,488      146,049,848      299,754,849     55,105,756
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total increase
   (decrease) in net
   assets................     689,184,822       15,885,491      141,950,158      188,911,496      360,682,518     59,531,375
NET ASSETS:
  Beginning of period....     728,892,329       58,753,440       77,352,090      296,053,822      137,407,988     12,285,684
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  End of period..........  $1,418,077,151      $74,638,931    $ 219,302,248     $484,965,318     $498,090,506    $71,817,059
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------

                               CAPITAL          MORTGAGE                       INTERNATIONAL     DIVIDEND AND   INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND   ADVISERS FUND
                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT**
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   (1,415,627)     $ 2,738,167    $     502,406     $    860,408     $  1,039,600    $   242,325
  Capital gains income...      17,026,540         --                  8,809        1,900,624          --             --
  Net realized gain
   (loss) on security
   transactions..........         (36,921)           8,806           (2,982)          18,072           (3,380)           560
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      92,059,097        4,247,716       10,397,357       26,882,909       17,906,285        212,972
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     107,633,089        6,994,689       10,905,590       29,662,013       18,942,505        455,857
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     245,731,245        8,572,589       31,929,411       55,473,427       67,833,419      8,715,018
  Net transfers..........      82,630,293       (2,398,278)      14,672,676        9,777,060       30,210,279      3,144,229
  Surrenders.............     (12,124,223)      (2,985,486)      (1,214,487)      (6,662,350)      (1,756,293)       (29,420)
  Net annuity
   transactions..........         225,634         --                  9,937          147,629          --             --
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     316,462,949        3,188,825       45,397,537       58,735,766       96,287,405     11,829,827
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  Total increase
   (decrease) in net
   assets................     424,096,038       10,183,514       56,303,127       88,397,779      115,229,910     12,285,684
NET ASSETS:
  Beginning of period....     304,796,291       48,569,926       21,048,963      207,656,043       22,178,078        --
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
  End of period..........  $  728,892,329      $58,753,440    $  77,352,090     $296,053,822     $137,407,988    $12,285,684
                          -----------------  ---------------  -------------  ------------------  -------------  -------------
                          -----------------  ---------------  -------------  ------------------  -------------  -------------

                               SMALL
                           COMPANY FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
   (loss)................   $   (33,591)
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........         1,014
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       210,808
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       178,231
                           -------------
UNIT TRANSACTIONS:
  Purchases..............    14,704,067
  Net transfers..........    11,169,302
  Surrenders.............       (36,071)
  Net annuity
   transactions..........       --
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    25,837,298
                           -------------
  Total increase
   (decrease) in net
   assets................    26,015,529
NET ASSETS:
  Beginning of period....       --
                           -------------
  End of period..........   $26,015,529
                           -------------
                           -------------
OPERATIONS:
  Net investment income
   (loss)................
  Capital gains income...
  Net realized gain
   (loss) on security
   transactions..........
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................
  Net increase (decrease)
   in net assets
   resulting from
   operations............
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net annuity
   transactions..........
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........
  Total increase
   (decrease) in net
   assets................
NET ASSETS:
  Beginning of period....
  End of period..........

                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SEPARATE ACCOUNT ONE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

---------------------------------------------------
 1. ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

---------------------------------------------------
 2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividends and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1996.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

---------------------------------------------------
 3.ADMINISTRATION OF THE ACCOUNT AND
   RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contractholders' accounts, in accordance with the terms of the contracts.

                            PART C

                      OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a) All financial statements are included in Part A and Part B of the Registration Statement.

         (b) (1) Resolution of the Board of Directors of ITT Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account. (1)

              (2)  Not applicable.

              (3)  (a)  Principal Underwriter Agreement. (2)

              (3)  (b)  Form of Dealer Agreement. (2)

              (4) Form of Individual Flexible Premium Variable Annuity Contract. (1)

              (5)  Form of Application. (1)

              (6)  (a)  Certificate of Incorporation of Hartford.

              (6)  (b)  Bylaws of Hartford. (1)

              (7)  Not applicable.

              (8)  Not applicable.


              (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.


             (10) Consent of Arthur Andersen LLP, Independent Public
                  Accountants.

             (11) No financial statements are omitted.

---------------------------------------
(1) Incorporated by reference to Post-Effective Amendment
    No. 2, to the Registration Statement
    File No. 33-73568, dated May 1, 1995.

(2) Incorporated by reference to Post-Effective Amendment
    No. 3, to the Registration Statement File No. 33-73568, dated April 29, 1996.

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Copy of Power of Attorney.

         (16) Organizational Chart.




Item 25. Directors and Officers of the Depositor



 NAME, AGE                        POSITION WITH HARTFORD
-------------------------------------------------------------------------------------
 Wendell J. Bossen                 Vice President
 Gregory A. Boyko                  Senior Vice President, Chief Financial Officer, and
                                   Treasurer, Director*
 Peter W. Cummins                  Senior Vice President
 Ann M. deRaismes                  Senior Vice President
 James R. Dooley                   Vice President
 Timothy M. Fitch                  Vice President
 J. Richard Garrett                Vice President and Assistant Treasurer
 Donald J. Gillette                Vice President
 William A. Godfrey, III           Senior Vice President
 Lynda Godkin                      Senior Vice President, General Counsel, and Corporate
                                   Secretary, Director*
 Lois W. Grady                     Vice President
 Christopher Graham                Vice President
 David A. Hall                     Vice President and Actuary
 Stephen T. Joyce                  Vice President
 Robert A. Kerzner                 Vice President
 William B. Malchodi, Jr.          Vice President and Director of Taxes



 NAME, AGE                        POSITION WITH HARTFORD
-------------------------------------------------------------------------------------
 Thomas M. Marra                   Executive Vice President and Director, Individual Life
                                   and Annuity Division, Director*
 Steven L. Matthiesen              Vice President
 Michael C. O'Halloran             Vice President
 Craig D. Raymond                  Senior Vice President and Chief Actuary
 David T. Schrandt                 Vice President
 Lowndes A. Smith                  President and Chief Executive Officer, Director*
 Walter C. Welsh                   Senior Vice President
 David M. Znamierowski             Senior Vice President



Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

         Filed herewith as Exhibit 16.

Item 27. Number of Contract Owners

         As of September 30, 1997, there were 139,669 Contract Owners.


Item 28. Indemnification


         Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

         The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a).

         Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

         The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

         Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, under Article III, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for any expenses to which he becomes subject by reason of his being or having been a director or officer of the company if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, and with respect to criminal proceedings, had no reason to believe his conduct was unlawful.

         Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

    (a) HSD acts as principal underwriter for the following investment companies:

         Hartford Life Insurance Company - Separate Account One
         Hartford Life Insurance Company - Separate Account Two
         Hartford Life Insurance Company - Separate Account Two (DC Variable
           Account I)
         Hartford Life Insurance Company - Separate Account Two (DC Variable
           Account II)
         Hartford Life Insurance Company - Separate Account Two (QP Variable
           Account)
         Hartford Life Insurance Company - Separate Account Two (Variable
           Account "A")
         Hartford Life Insurance Company - Separate Account Two (NQ Variable
           Account)
         Hartford Life Insurance Company - Putnam Capital Manager Trust
           Separate Account
         Hartford Life Insurance Company - Separate Account Three
         Hartford Life Insurance Company - Separate Account Five
         ITT Hartford Life and Annuity Insurance Company - Separate Account One ITT Hartford Life and Annuity Insurance Company - Putnam Capital
         Manager Trust       Separate Account Two
         ITT Hartford Life and Annuity Insurance Company - Separate Account
           Three
         ITT Hartford Life and Annuity Insurance Company - Separate Account
           Five
         ITT Hartford Life and Annuity Insurance Company - Separate Account Six American Maturity Life Insurance Company - Separate Account AMLVA

    (b)  Directors and Officers of HSD

          Name and Principal              Positions and Offices
          Business Address                   With Underwriter
        --------------------              ----------------------

         Lowndes A. Smith           President and Chief Executive Officer,
                                        Director
         John P. Ginnetti           Executive Vice President, Director
         Thomas M. Marra            Executive Vice President, Director
         Peter W. Cummins           Senior Vice President
         Lynda Godkin               Senior Vice President, General Counsel
                                        and Corporate Secretary
         Donald E. Waggaman, Jr.    Treasurer
         George R. Jay              Controller
         Paul E. Olson              Supervising Registered Principal
         James Cubanski             Assistant Secretary
         Stephen T. Joyce           Assistant Secretary
         Glen J. Kvadus             Assistant Secretary
         Edward M. Ryan, Jr.        Assistant Secretary

         Unless otherwise indicated, the principal business address of each the above individuals is P. O. Box 2999, Hartford, Connecticut 06104-2999.

Item 30. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32. Undertakings

              (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

              (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

              (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

         The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 10th day of October, 1997.

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE
   (Registrant)

*By: /s/ Thomas M. Marra                    *By: /s/ Leslie T. Soler
   ------------------------------            ---------------------------
    Thomas M. Marra, Executive               Leslie T. Soler
    Vice President and Director,             Attorney-in-Fact
    Individual Life and Annuity
    Division, Director*

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
    (Depositor)

*By:   /s/ Thomas M. Marra
    ----------------------------------
    Thomas M. Marra, Executive
    Vice President and Director,
    Individual Life and Annuity
    Division, Director*


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Gregory A. Boyko, Senior Vice President,
   Chief Financial Officer, and Treasurer,
   Director *
Lynda Godkin, Senior Vice President,
   General Counsel, and Corporate Secretary,     BY:  /s/ Leslie T. Soler
                                                      --------------------
   Director *                                         Leslie T. Soler
Thomas M. Marra, Executive Vice                       Attorney-in-Fact
   President and Director, Individual Life and        Dated: October 10, 1997
   Annuity Division, Director*
Lowndes A. Smith, President and
   Chief Executive Officer, Director *

                       EXHIBIT INDEX


(6)(a)   Articles of Incorporation of Hartford.

(9)      Opinion and Consent of Lynda Godkin, Senior Vice
         President, General Counsel and Corporate Secretary.

(10)     Consent of Arthur Andersen LLP, Independent Public Accountants.

(15)     Copy of Power of Attorney.

(16)     Organizational Chart.